MFS CAPITAL OPPORTUNITIES FUND
500 Boylston Street, Boston, Massachusetts 02116-3741
(617) 954-5000

April 17, 2007

Dear Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the MFS® Capital Opportunities Fund (the "Capital Opportunities Fund"). Votes will be cast at a shareholder meeting scheduled for June 7, 2007. While you are, of course, welcome to join us at the Capital Opportunities Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the Internet.

You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund that is similar to the Capital Opportunities Fund called the MFS® Core Equity Fund (the "Core Equity Fund"). The Core Equity Fund has an identical investment objective as the Capital Opportunities Fund and also has investment strategies and policies that are similar to those of the Capital Opportunities Fund. This reorganization would provide you with the opportunity to participate in a larger combined fund with the same investment objective, similar strategies and policies, potentially lower expenses resulting from fixed costs being spread over a larger asset base and potentially greater prospects for asset growth over time.

After careful consideration, the Capital Opportunities Fund's Trustees have unanimously determined that a tax-free reorganization of the Capital Opportunities Fund into the Core Equity Fund would be in your best interests. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by attending the meeting and voting in person, by signing and returning the enclosed proxy card, or by following the instructions on the proxy card to vote via telephone or over the Internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement. You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet or in person. Your prompt response will help avoid the need for additional mailings at the Capital Opportunities Fund's expense. For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

If you have any questions or need additional information, please contact your financial adviser or call 1-888-684-2426, Monday through Friday between 9:00 a.m. and 11:00 p.m. and Saturday between 12:00 p.m. and 6:00 p.m. Eastern time. I thank you for your prompt vote on this matter.

Sincerely,

Maria F. Dwyer
President
MFS® Family of Funds

MFS CAPITAL OPPORTUNITIES FUND

500 Boylston Street, Boston, Massachusetts 02116-3741
(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 7, 2007

A Special Meeting (the "Meeting") of Shareholders of MFS Capital Opportunities Fund, a series of MFS Series Trust VII, a Massachusetts business trust, will be held at the offices of the Capital Opportunities Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, on June 7, 2007, at 2:00 p.m. Eastern time for the following purposes:

ITEM 1.  To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between MFS Series Trust VII, a Massachusetts business trust, on behalf of its MFS Capital Opportunities Fund (the "Capital Opportunities Fund") and MFS Series Trust I, a Massachusetts business trust, on behalf of its MFS Core Equity Fund (the "Core Equity Fund"), providing for the transfer of assets to and the assumption of liabilities of the Capital Opportunities Fund by the Core Equity Fund in exchange solely for shares of beneficial interest of the Core Equity Fund, the distribution of the Core Equity Fund shares to the shareholders of the Capital Opportunities Fund in liquidation of the Capital Opportunities Fund and the termination of the Capital Opportunities Fund.

ITEM 2.  To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ITEM 1.

Only shareholders of record on April 2, 2007 will be entitled to vote at the Meeting.

By order of the Board of Trustees,
Susan S. Newton
Assistant Secretary and Assistant Clerk

April 17, 2007

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

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Prospectus/Proxy Statement

April 17, 2007

Acquisition of the assets and liabilities of

MFS CAPITAL OPPORTUNITIES FUND
a series of MFS Series Trust VII
500 Boylston Street
Boston, Massachusetts 02116-3741
(617) 954-5000

By and in exchange for shares of

MFS CORE EQUITY FUND
a series of MFS Series Trust I
500 Boylston Street
Boston, Massachusetts 02116-3741
(617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of the MFS Capital Opportunities Fund (the "Capital Opportunities Fund") into the MFS Core Equity Fund (the "Core Equity Fund"). If the proposed reorganization is approved, each shareholder of the Capital Opportunities Fund will receive a number of full and fractional shares of the corresponding class of shares of the Core Equity Fund equal in value at the date of the exchange to the total value of the shareholder's Capital Opportunities Fund shares. Like the Capital Opportunities Fund, the Core Equity Fund is part of the family of funds advised by Massachusetts Financial Services Company ("MFS") and is a registered open-end management investment company (mutual fund). The Capital Opportunities Fund and the Core Equity Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."

This document provides you with the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the "SEC") and some is technical. If there is anything you do not understand, please call the toll-free number, 1-888-684-2426, or your financial intermediary.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Core Equity Fund. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated January 1, 2007, of the Core Equity Fund, as supplemented from time to time (the "Core Equity Fund Prospectus"); and (ii) the Core Equity Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2006 (the "Core Equity Fund Annual Report"). The Core Equity Fund Prospectus and the Core Equity Fund Annual Report are incorporated into this Prospectus/Proxy Statement by reference, which means they are part of the Prospectus/Proxy Statement for legal purposes. In addition, it is expected that the Core Equity Fund's Semi-Annual Report to Shareholders for the six-month period ended February 28, 2007 (the "Core Equity Fund Semi-Annual Report") will be available to Shareholders on or about May 1, 2007. For a free copy of the Core Equity Fund Semi-Annual Report please contact us at our toll-free number (1-800-225-2606), write to MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741, or visit our website at www.mfs.com.

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)  the Prospectus, dated April 1, 2007, of the Capital Opportunities Fund, as supplemented from time to time;

(ii)  the Statement of Additional Information, dated April 1, 2007, of the Capital Opportunities Fund, as supplemented from time to time;

(iii)  the Statement of Additional Information, dated January 1, 2007, of the Core Equity Fund, as supplemented from time to time;

(iv)  the Capital Opportunities Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2006; and

(v)  a Statement of Additional Information, dated April 17, 2007, relating to the proposed reorganization.

For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606) or write to MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741.

Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and the public reference facilities at the SEC's Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Funds on the SEC's Internet site at http://www.sec.gov. The SEC file numbers for the documents listed above relating to the Capital Opportunities Fund are 002-68918 and 811-3090. The SEC file numbers for the documents listed above relating to the Core Equity Fund are 033-7638 and 811-4777. The SEC file number for the Statement of Additional Information, dated April 17, 2007, relating to the proposed reorganization is 333-141146.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Synopsis	2

Risk Factors	18

General	20

Proposal Regarding Approval or Disapproval of Agreement and Plan of Reorganization and the Related Reorganization Transaction	20

Background and Reasons for the Proposed Reorganization	21

Information About the Reorganization	24

Voting Information	31

Miscellaneous	40

Form of Agreement and Plan of Reorganization	A-1

Enclosures

Prospectus of the Core Equity Fund, dated January 1, 2007, as supplemented
Annual Report of the Core Equity Fund, for the fiscal year ended August 31, 2006

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders considering a proposed reorganization between the Funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.  What is being proposed?

The Trustees of the Capital Opportunities Fund, who are also the Trustees of the Core Equity Fund, are recommending that shareholders of the Capital Opportunities Fund approve the reorganization of the Capital Opportunities Fund into the Core Equity Fund. If approved by shareholders, the assets and liabilities of the Capital Opportunities Fund will be transferred to the Core Equity Fund. In consideration therefor, the Core Equity Fund will deliver to the Capital Opportunities Fund a number of shares of the Core Equity Fund having an aggregate net asset value equal to the value of the assets of the Capital Opportunities Fund less the value of liabilities of the Capital Opportunities Fund. Immediately following the transfer, the Core Equity Fund shares received by the Capital Opportunities Fund will be distributed to its shareholders, in proportion to their holdings in the Capital Opportunities Fund and the Capital Opportunities Fund will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the "reorganization.")

2.  What will happen to my shares of the Capital Opportunities Fund as a result of the reorganization?

Your shares of the Capital Opportunities Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of the Core Equity Fund with an equal total net asset value. The Capital Opportunities Fund will then be terminated.

3.  Why is the reorganization being proposed and what are the benefits of merging the Capital Opportunities Fund into the Core Equity Fund?

The reorganization is designed to reduce existing overlap in funds within the same asset class offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund. The Trustees believe that the reorganization is in the best interest of each Fund's shareholders and that the interests of shareholders will not be diluted as a result of the reorganization. The reorganization would provide you with the opportunity to participate in a somewhat larger combined fund with an identical investment objective and similar investment policies and strategies, potentially lower expenses resulting from fixed costs being spread over a somewhat larger asset base, and a generally better historical performance record. The Core Equity Fund has had net inflows for the three-year period ending December 31, 2006, while the Capital Opportunities Fund has had large net outflows over the past several years, which may indicate that there are greater prospects for asset growth over time in the Core Equity Fund. In addition, combining the Funds will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could over time promote more efficient management and operations on a more cost-effective basis.

It is estimated that if the reorganization is completed, each class of shares of the pro forma combined fund, except for Class A shares, would have a lower net expense ratio than the current expense ratios of the corresponding classes of shares of the Capital Opportunities Fund

(by an estimated 0.10% for Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5. The net expense ratio for the Class A shares of the pro forma combined fund is expected to be the same as the current net expense ratio of the Capital Opportunities Fund.). In addition, although past performance is not an indication of future performance, the Core Equity Fund generally has a better historical performance record than does the Capital Opportunities Fund. It is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Capital Opportunities Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see "Background and Reasons for the Proposed Reorganization" below.

4.  How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?

The investment objective of the two Funds is identical, in that they both seek capital appreciation. The investment objective of both Funds can be changed by the Trustees without shareholder approval.

The principal investment strategies, policies and restrictions of the Funds are substantially similar. The Capital Opportunities Fund seeks to achieve its objective by investing, under normal market conditions, the Fund's assets primarily in equity securities. The Core Equity Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of the Fund's net assets in equity securities.

Neither Fund is constrained to any particular investment style. MFS may invest each Fund's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The assets of each Fund may be invested in companies of any size, may be invested in foreign securities and may be invested in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for both Funds. Investments are selected primarily based on fundamental analysis by MFS of issuers and their potential in light of their current financial condition and industry position and market, economic, political and regulatory conditions. For each Fund, factors considered may include earnings, price, cash flows, growth potential and management ability. Quantitative analysis of these and other factors may also be considered.

The Capital Opportunities Fund has portfolio managers who select investments for the Fund. For the Core Equity Fund, a team of investment research analysts selects investments for the Fund. MFS allocates the Fund's assets to analysts by broad market industries.

In addition to the Funds' principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund's Prospectus. For more information regarding each Fund's investment policies and restrictions, see, among other disclosures, "Certain Investment Policies and Risks" in each Fund's current Prospectus, "Investment Strategies, Risks and Restrictions" in Part I of each Fund's current Statement of Additional Information, "Appendix E — Investment Strategies and Risks," and "Appendix F — Investment Restrictions" in Part II of each Fund's current Statement of Additional Information.

Because of the similarities in the Funds' investment objectives and investment strategies, there is a significant amount of overlap between the portfolios of each Fund. It is anticipated that a portion of the portfolio securities received from the Capital Opportunities Fund in the reorganization will subsequently be sold by the Core Equity Fund. Shareholders of the combined fund will indirectly bear brokerage commissions and other transaction costs typically associated with the purchase and sale of securities in connection with such portfolio repositioning, which are estimated to be approximately 23 — 43 basis points of the combined fund's average net assets. This estimate is based on market conditions and portfolio holdings at the time the portfolio is repositioned and may be higher or lower than the range stated above. These transactions may also generate taxable gains for shareholders (after reduction by any available capital loss carry forwards).

5.  How do the management fees and other expenses of the two Funds compare and what are they estimated to be following the reorganization?

The tables below show the Funds' contractual management fee rates, any applicable management fee waivers and/or reductions currently in place, and the Funds' effective management fee rates, sales charges and annual operating expenses.

Management Fees. As set forth in the table below, MFS has agreed in writing to maintain a management fee reduction for the Capital Opportunities Fund until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters (the "NYAG Settlement"), after which date the management fee for the combined fund will be determined by agreement between the Board of Trustees and MFS.

Capital Opportunities Fund
Contractual Management Fee Rate:	Management Fee Waived and/or Reductions to:	Effective Management Fee Rate (for fiscal year ended November 30, 2006):
0.75% of average daily net assets	MFS has agreed in writing to reduce its management fee to 0.66% on the first $3 billion of assets; 0.625% on the next $2 billion of assets; 0.60% on the next $5 billion of assets; and 0.575% on assets in excess of $10 billion of average daily net assets, annually until at least February 28, 2009 as part of the NYAG Settlement.	0.66% of average daily net assets

Core Equity Fund
Contractual Management Fee Rate	Management Fee Waived and/or Reduced to:	Effective Management Fee Rate (for fiscal year ended August 31, 2006)
0.65% on first $500 million of assets; and 0.55% on assets in excess of $500 million of average daily net assets	Not applicable	0.65% of average daily net assets

If the reorganization is consummated, the combined fund will pay management fees pursuant to the Core Equity Fund's lower contractual management fee schedule, as set forth in the chart above.

Sales Charges and Rule 12b-1 Fees. The sales charges are the same for both Funds; however, no initial sales charge will be charged to shareholders in connection with the proposed reorganization of the Funds. The contingent deferred sales charge ("CDSC") aging schedule for Class B shares and Class C shares held by a shareholder of the Capital Opportunities Fund will be carried over to Class B shares and Class C shares, respectively, of the Core Equity Fund received by such shareholder in the reorganization.

In addition, the maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), are the same for Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3 and Class R4 shares of the Capital Opportunities Fund and the Core Equity Fund. Currently, however, shareholders of Class A shares of the Core Equity Fund pay a 0.35% 12b-1 fee, while shareholders of Class A shares of the Capital Opportunities Fund pay a 0.25% 12b-1 fee, as the 0.10% distribution fee for Class A shares of the Capital Opportunities Fund has not been implemented by the Trustees. As a result, upon consummation of the reorganization, MFS has agreed in writing to assume and bear Core Equity Fund's expenses such that the "Total Annual Fund Operating Expenses" ratio (excluding taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses and expenses associated with the fund's investing activities) do not exceed 1.21% for Class A shares. Neither Class I nor Class R5 shares of either Fund are subject to Rule 12b-1 fees.

Other Expenses, Total Annual Fund Expenses and Net Expenses. As shown in greater detail in the tables below, the Core Equity Fund's "Other Expenses" and "Net Expenses" for each class of shares were higher than the Capital Opportunities Fund's "Other Expenses" and "Net Expenses", respectively, for the corresponding class of shares as of each Fund's most recent fiscal year end. The Core Equity Fund's "Total Annual Fund Operating Expenses", for all classes except Class A shares, were, however, lower than the Capital Opportunities Fund's "Total Annual Fund Operating Expenses" for the corresponding class of shares. It is estimated that "Other Expenses", "Total Annual Fund Operating Expenses" and "Net Expenses" (taking into account applicable expense waivers agreed to in writing by MFS) of each class of the pro forma combined fund will be lower than "Other Expenses", "Total Annual Fund Operating Expenses" and "Net Expenses" of the corresponding class of shares of the Capital Opportunities Fund. In addition, MFS has agreed in writing to assume and bear the combined funds' expenses until February 28, 2009 such that "Total Annual Fund Operating Expenses" for each class of the combined fund do not exceed: 1.21% for Class A (as described above), 1.86% for Class B and

Class C shares, 0.86% for Class I shares, 1.36% for Class R shares, 2.06% for Class R1 shares, 1.76% for Class R2 shares, 1.61% for Class R3 shares, 1.26% for Class R4 shares, and 0.96% for Class R5 shares. This written agreement will continue until at least February 28, 2009, and thereafter may be modified only if agreed to by the combined fund's Board of Trustees.

The following tables summarize the maximum fees and expenses that you may pay when investing in the Funds, expenses that the Core Equity Fund and the Capital Opportunities Fund incurred in the twelve months ended August 31, 2006, and November 30, 2006, respectively, and estimates of pro forma expenses of the Core Equity Fund after giving effect to the reorganization (assuming that the reorganization occurred at the beginning of the year ending August 31, 2006).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares	Class C Shares		Class I Shares	All Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Capital Opportunities Fund	5.75%	None	None		None	None
Core Equity Fund	5.75%†	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)
Capital Opportunities Fund	See Below*	4.00%**	1.00	%***	None	None
Core Equity Fund	See Below*	4.00%**	1.00	%***	None	None

†  No sales charge will be paid on shares of the Core Equity Fund issued in connection with this proposed reorganization.

*  A contingent deferred sales charge (referred to as a CDSC) of 1.00% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares or if you are investing through a retirement plan and your Class A purchase meets certain requirements and you redeem your investment within 12 months of your purchase.

**  4.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter.

***  1.00% for shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses
  (Expenses that are deducted from Fund assets as a percentage of average daily net assets)
Annual Total Operating Expenses(1)

	Management Fees	Distribution (12b-1) Fees(2)	Other Expenses(3)(4)
Capital Opportunities Fund
Class A	0.75%	0.25%	0.30%
Class B	0.75%	1.00%	0.30%
Class C	0.75%	1.00%	0.30%
Class I	0.75%	N/A	0.30%
Class R	0.75%	0.50%	0.30%
Class R1	0.75%	0.75%	0.75%
Class R2	0.75%	0.50%	0.70%
Class R3	0.75%	0.50%	0.55%
Class R4	0.75%	0.25%	0.45%
Class R5	0.75%	N/A	0.40%
Core Equity Fund
Class A	0.65%	0.35%	0.36%
Class B	0.65%	1.00%	0.36%
Class C	0.65%	1.00%	0.36%
Class I	0.65%	N/A	0.36%
Class R	0.65%	0.50%	0.36%
Class R1	0.65%	0.75%	0.81%
Class R2	0.65%	0.50%	0.76%
Class R3	0.65%	0.50%	0.61%
Class R4	0.65%	0.25%	0.51%
Class R5	0.65%	N/A	0.46%
Core Equity Fund (Pro forma combined)(6)
Class A	0.58%	0.35%	0.31%
Class B	0.58%	1.00%	0.31%
Class C	0.58%	1.00%	0.31%
Class I	0.58%	N/A	0.31%
Class R	0.58%	0.50%	0.31%
Class R1	0.58%	0.75%	0.66%
Class R2	0.58%	0.50%	0.56%
Class R3	0.58%	0.50%	0.46%
Class R4	0.58%	0.25%	0.46%
Class R5	0.58%	N/A	0.41%

	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement(5)	Net Expenses
Capital Opportunities Fund
Class A	1.30%	0.09%	1.21%
Class B	2.05%	0.09%	1.96%
Class C	2.05%	0.09%	1.96%
Class I	1.05%	0.09%	0.96%
Class R	1.55%	0.09%	1.46%
Class R1	2.25%	0.19%	2.06%
Class R2	1.95%	0.24%	1.71%
Class R3	1.80%	0.19%	1.61%
Class R4	1.45%	0.09%	1.36%
Class R5	1.15%	0.09%	1.06%
Core Equity Fund
Class A	1.36%	None	1.36%
Class B	2.01%	None	2.01%
Class C	2.01%	None	2.01%
Class I	1.01%	None	1.01%
Class R	1.51%	None	1.51%
Class R1	2.21%	0.10%	2.11%
Class R2	1.91%	0.15%	1.76%
Class R3	1.76%	0.10%	1.66%
Class R4	1.41%	None	1.41%
Class R5	1.11%	None	1.11%
Core Equity Fund (Pro forma combined)(6)
Class A	1.24%	0.03%	1.21%
Class B	1.89%	0.03%	1.86%
Class C	1.89%	0.03%	1.86%
Class I	0.89%	0.03%	0.86%
Class R	1.39%	0.03%	1.36%
Class R1	1.99%	0.03%	1.96%
Class R2	1.64%	0.03%	1.61%
Class R3	1.54%	0.03%	1.51%
Class R4	1.29%	0.03%	1.26%
Class R5	0.99%	0.03%	0.96%

(1)  Expenses computed for each Fund's fiscal year end. Core Equity Fund's fiscal year end is August 31 and Capital Opportunities Fund's fiscal year end is November 30.

(2)  Each Fund has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum Rule 12b-1 fee for Class A shares of both Funds is 0.35% (consisting of a 0.10% distribution fee and a 0.25% service fee). However, payment of 0.10% distribution fee for Class A shares of Capital Opportunities Fund is currently not being imposed and may only be imposed with the approval of the Board of Trustees. The maximum Rule 12b-1 fees for the Funds' remaining corresponding share classes are identical and are equal on an annual basis to the following percentages of average daily net assets of the following share classes: 0.25% for Class R4 shares (consisting of a 0.25% service fee); 0.50% for Class R, Class R2, and Class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for Class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for Class B and Class C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). Neither Fund has adopted a Rule 12b-1 plan with respect to its Class I or its Class R5 shares, and neither Fund pays distribution or service fees on its Class I or its Class R5 shares.

(3)   For each Fund's R shares only, "Other Expenses" also include an annual retirement plan administration and service fee paid by each Fund from assets attributable to the respective classes to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping, and communication and educational services in amounts equal to: 0.45% for Class R1, 0.40% for Class R2, 0.25% for Class R3, 0.15% for Class R4, and 0.10% for Class R5 shares. Prior to April 1, 2007, as reflected under "Fee Waiver and/or Expense Reimbursement" for each Fund, MFS had agreed in writing to waive the retirement plan administration and service fee, as reflected under "Fee Reductions" for each Fund, to 0.35% for Class R1 shares, 0.25% for Class R2 shares, and 0.15% for Class R3 shares until at least September 30, 2008. Effective April 1, 2007, the contractual rate for the annual retirement plan administration and service fees paid by the Funds attributable to Class R1, Class R2, and Class R3 are: 0.35% for Class R1, 0.25% for Class R2, and 0.15% for Class R3 shares. Such reductions have been reflected in the table under "Other Expenses" for the pro forma combined fund.

(4)  Each Fund has an expense offset agreement that reduces that Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Such fee reductions are not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(5)  Effective March 1, 2004, MFS has agreed in writing to reduce its management fee for the Capital Opportunities Fund to 0.66% for the first $3 billion in assets, 0.625% for the next $2 billion, 0.60% of the next $5 billion, and 0.575% in excess of $10 billion through February 28, 2009 as part of its settlement with the New York Attorney General ("NYAG") concerning market timing and related matters. Upon consummation of the reorganization, MFS has agreed in writing to assume and bear the Core Equity Fund's expenses such that the "Total Operating Expenses" (excluding taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses and expenses associated with the Fund's investing activities) do not exceed annually 1.21% for Class A shares, 1.86% for Class B and Class C shares, 0.86% for Class I shares, 1.36% for Class R shares, 1.96% for Class R1 shares, 1.61% for Class R2 shares, 1.51% for Class R3 shares, 1.26% for Class R4 shares, and 0.96% for Class R5 shares. This written agreement will continue until at least February 28, 2009, and thereafter may be modified only if agreed to by the combined fund's Board of Trustees.

(6)  Assumes that the reorganization occurred on the first day of the twelve-month period ended August 31, 2006.

The above tables are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the Core Equity Fund after giving effect to the reorganization and your share of the operating expenses that each Fund incurs.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all of your shares at the end of these periods (unless otherwise indicated below). They also assume a 5% return on your investment each year and that all dividends and other distributions are reinvested. They also assume that a Fund's operating expenses remain the same, except that a Fund's total operating expenses are assumed to be the Fund's "Net Expenses" for the period during which any contractual fee reductions are in effect. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Capital Opportunities Fund
Class A	$691	$948	$1,232	$2,039
Class B (1)
Assuming redemption at end of period	$599	$926	$1,288	$2,173
Assuming no redemption	$199	$626	$1,088	$2,173
Class C
Assuming redemption at end of period	$299	$626	$1,088	$2,366
Assuming no redemption	$199	$626	$1,088	$2,366
Class I	$98	$317	$563	$1,267
Class R	$149	$473	$829	$1,831
Class R1	$209	$673	$1,176	$2,561
Class R2	$174	$575	$1,017	$2,244
Class R3	$164	$536	$946	$2,090
Class R4	$138	$442	$776	$1,721
Class R5	$108	$349	$617	$1,382
Core Equity Fund
Class A	$706	$981	$1,277	$2,116
Class B (1)
Assuming redemption at end of period	$604	$931	$1,283	$2,170
Assuming no redemption	$204	$631	$1,083	$2,170
Class C
Assuming redemption at end of period	$304	$631	$1,083	$2,338
Assuming no redemption	$204	$631	$1,083	$2,338
Class I	$103	$322	$558	$1,236
Class R	$154	$477	$824	$1,802
Class R1	$214	$677	$1,172	$2,533
Class R2	$179	$579	$1,012	$2,215

	1 Year	3 Years	5 Years	10 Years
Class R3	$169	$540	$941	$2,061
Class R4	$144	$446	$771	$1,691
Class R5	$113	$353	$612	$1,352
Core Equity (Pro Forma Combined)
Class A	$691	$941	$1,212	$1,984
Class B (1)
Assuming redemption at end of period	$589	$888	$1,216	$2,038
Assuming no redemption	$189	$588	$1,016	$2,038
Class C
Assuming redemption at end of period	$289	$588	$1,016	$2,207
Assuming no redemption	$189	$588	$1,016	$2,207
Class I	$88	$278	$488	$1,091
Class R	$138	$435	$755	$1,664
Class R1	$199	$619	$1,067	$2,312
Class R2	$164	$512	$886	$1,939
Class R3	$154	$481	$834	$1,830
Class R4	$128	$403	$702	$1,552
Class R5	$98	$310	$542	$1,208

(1)  Class B shares convert to Class A shares approximately eight years after purchase. Therefore, years nine and ten reflect Class A expenses, respectively.

For more information on the fees and expenses of each Fund, see "Expense Summary" in each Fund's current Prospectus.

6.  How has the Core Equity Fund performed?

The following information provides some indication of the risks of investing in the Funds, by showing changes in the Funds' performance from year to year, and by showing how the Funds' average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

As shown in the tables below, each class of the Core Equity Fund outperformed the corresponding class of the Capital Opportunities Fund for the 5-Year and 10- Year periods ended December 31, 2006; however, Capital Opportunities Fund outperformed Core Equity Fund for the 1-Year period ended December 31, 2006. Class A shares of the Core Equity Fund outperformed Class A shares of the Capital Opportunities Fund in six of the last ten calendar years during which both Funds were in existence.

Annual Total Return* (Total Investment Return at NAV)

Class A Shares
	2006	2005	2004	2003	2002
Capital Opportunities Fund	14.42%	1.35%	12.54%	27.41%	(30.45)%
Core Equity Fund	13.27%	5.99%	13.97%	27.45%	(21.72)%
	2001	2000	1999	1998	1997
Capital Opportunities Fund	(24.93)%	(5.30)%	47.72%	27.11%	26.49%
Core Equity Fund	(11.60)%	2.55%	8.33%	22.07%	26.20%

*  The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. Total returns for other classes of each Fund would have been lower than the returns for Class A shares because such other classes of shares have higher total annual expense ratios (except with respect to Class I and Class R5, each of which has a lower expense ratio than that of Class A shares). During the periods shown in the table, the highest quarterly returns for the Core Equity Fund and the Capital Opportunities Fund were 19.21% (for the calendar quarter ended December 31, 1998) and 28.67% (for the calendar quarter ended December 31, 1999), respectively and the lowest quarterly returns were (16.04)% (for the calendar quarter ended September 30, 2002) and (27.82)% (for the calendar quarter ended September 30, 2001), respectively. The total return for the three-month period ended March 31, 2007 for the Core Equity Fund and the Capital Opportunities Fund were 2.47% and 2.78%, respectively.

Average Annual Total Returns* as of December 31, 2006 (Load Adjusted)

	1 Year	5 Year^	10 Year
Capital Opportunities Fund
Returns Before Taxes
Class B Shares, with CDSC Declining over Six Years from 4% to 0%	9.55%	1.81%	6.12%
Class C Shares, with CDSC (1% for 12 Months)	12.63%	2.19%	6.12%
Class I Shares, at Net Asset Value	14.77%	3.23%	7.19%
Class R Shares, at Net Asset Value	14.16%	2.76%	6.82%
Class R1 Shares, at Net Asset Value	13.48%	2.15%	6.10%
Class R2 Shares, at Net Asset Value	13.94%	2.27%	6.16%
Class R3 Shares, at Net Asset Value	13.93%	2.37%	6.22%
Class R4 Shares, at Net Asset Value	14.29%	2.91%	6.90%
Class R5 Shares, at Net Asset Value	14.62%	3.02%	6.96%
Class A Shares, with Initial Sales Charge (5.75%)	7.84%	1.74%	6.29%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions,
with Initial Sales Charge (5.75%)**	7.84%	1.73%	4.91%
Returns After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	5.10%	1.48%	4.77%
Benchmark Comparison (Returns Before Taxes)
Standard & Poor's 500 Stock Index†****	15.79%	6.19%	8.42%
Core Equity Fund
Returns Before Taxes
Class B Shares, with CDSC Declining
over Six Years from 4% to 0%	8.57%	5.42%	6.76%
Class C Shares, with CDSC (1% for 12 Months)	11.55%	5.74%	6.74%
Class I Shares, at Net Asset Value	13.69%	6.81%	7.89%
Class R Shares, at Net Asset Value	13.11%	6.29%	7.46%
Class R1 Shares, at Net Asset Value	12.47%	6.14%	7.38%
Class R2 Shares, at Net Asset Value	12.85%	6.27%	7.44%
Class R3 Shares, at Net Asset Value	12.94%	6.21%	7.41%
Class R4 Shares, at Net Asset Value	13.23%	6.40%	7.51%

	1 Year	5 Year^	10 Year
Class R5 Shares, at Net Asset Value	13.53%	6.52%	7.57%
Class A Shares, with Initial Sales Charge (5.75%)	6.76%	5.17%	6.89%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions,
with Initial Sales Charge (5.75%)**	5.19%	4.65%	6.15%
Returns After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	5.41%	4.32%	5.72%
Benchmark Comparison (Returns Before Taxes)
Russell 3000 Index†***	15.72%	7.17%	8.64%

^  A portion of each of the returns includes proceeds received by the fund from unrelated non-recurring events.

*  The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 5.75% maximum sales charge on Class A shares and the applicable CDSC for Class B shares (declining over six years from 4% to 0% from the end of the calendar month of purchase). The performance returns for the benchmark comparisons do not reflect the deduction of sales charges. All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable.

**  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only Class A shares of each fund, and after-tax returns for the funds' other classes of shares will vary from the returns shown.

***  The Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

****  The Standard & Poor's 500 Stock Index – a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

†  Source: FactSet Research Systems Inc.

  All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

  Capital Opportunities Fund commenced investment operations on June 13, 1983, with the offering of Class A shares and subsequently offered Class B shares on September 7, 1993, Class C shares on April 1, 1996, Class I shares on January 2, 1997, Class R shares on December 31, 2002, Class R3 shares on October 31, 2003, and Class R1, R2, R4, and R5 on April 1, 2005. Core Equity Fund commenced investment operations on January 2, 1996 with the offering of Class A shares, and subsequently offered Class B shares, Class C shares and Class I shares on January 2, 1997, Class R shares on December 31, 2002, Class R3 shares on October 31, 2003 and Class R1 shares, Class R2 shares, Class R4 shares and Class R5 shares on April 1, 2005.

  For Capital Opportunities Fund, performance for Class I, Class R, Class R4 and Class R5 shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Class R1, Class R2, and Class R3 shares includes the performance of the fund's Class B shares for periods prior to their offering. For Core Equity Fund, performance for share classes offered after

Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

Of course, the Funds' past performance is not an indication of future performance. To review information regarding the Core Equity Fund in more detail, please refer to the Core Equity Fund Prospectus and the Core Equity Fund Annual Report, both of which are enclosed.

7.  What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a Fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund's performance. Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund's shareholders who do not hold shares in tax-free accounts such as a 401(k) plan. During each Fund's most recent fiscal year, the Capital Opportunities Fund had a portfolio turnover rate of 102% and the Core Equity Fund had a portfolio turnover rate of 138%. It is anticipated that there will be additional portfolio turnover following the Reorganization due to active trading of securities held by the combined fund in connection with portfolio repositioning.

8.  Who manages the Core Equity Fund?

MFS is the investment adviser for each Fund. MFS, located at 500 Boylston Street, Boston, Massachusetts, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $187 billion as of December 31, 2006.

The Core Equity Fund is managed by a team of investment research analysts. MFS allocates the Fund's assets to analysts by broad market industries. The analysts are overseen by Katrina A. Mead, an MFS Vice President. Ms. Mead has been employed in the investment management area of MFS since 1997.

9.  How will the reorganization happen?

If the reorganization is approved, your Capital Opportunities Fund shares will be effectively exchanged for Core Equity Fund shares, using the Funds' respective net asset value per share prices, excluding sales charges, as of the close of trading on or about June 22, 2007. This exchange will not affect the total dollar value of your investment.

10.  Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes. Accordingly, no gain or loss will be recognized by you or the Capital Opportunities Fund as the direct result of the reorganization and your aggregate tax basis in the Core Equity Fund shares you will receive in connection with the reorganization will be the same as your aggregate tax basis in your Capital Opportunities Fund shares. That said, because the reorganization will cause the Capital Opportunities Fund's tax year to end on a date earlier than the last day of its normal tax year, it may accelerate distributions from that Fund to its shareholders. In particular, the Capital Opportunities Fund will recognize income and net gains or losses on the sales of any securities, net of any available capital loss carry forwards, in the period ending on the closing date and on or before that date it must declare a dividend paying out any such net gains to shareholders. Also, to the extent that the Capital Opportunities Fund holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities.

At any time prior to the consummation of the reorganization, you may redeem shares, which will likely result in the recognition of gain or loss for federal income tax purposes. For more information about the federal income tax consequences of the reorganization, see "Federal Income Tax Consequences" below.

11.  Will my dividends be affected by the reorganization?

Currently, the Capital Opportunities Fund intends to declare daily as dividends substantially all of its net investment income and to pay these dividends to shareholders at least annually. Any capital gains are distributed at least annually. Distributions by the Capital Opportunities Fund may be accelerated prior to the reorganization, as described above. Following the reorganization, the payment frequency for dividends and capital gains in the Core Equity Fund is the same as the Capital Opportunities Fund's regular distribution schedule. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Capital Opportunities Fund. Of course, the amount of these dividends will reflect the investment performance of the Core Equity Fund.

The Core Equity Fund will not permit any Capital Opportunities Fund shareholder holding certificates for Capital Opportunities Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as "Reorganization Shares"), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for the Capital Opportunities Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the Core Equity Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on the Capital Opportunities Fund shares in cash.

12.  What Core Equity Fund shares will shareholders of the Capital Opportunities Fund receive if the reorganization occurs?

As noted above, shareholders holding Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Capital Opportunities Fund will receive Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, respectively, of the Core Equity Fund in accordance with their percentage ownership of shares of the Capital Opportunities Fund. The Core Equity Fund is a series of MFS Series Trust I, a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a "Massachusetts business trust") and is governed by the Series Trust I's Amended and Restated Declaration of Trust ("Series Trust I's Declaration of Trust") and by-laws, as amended and restated. The Capital Opportunities Fund is a series of MFS Series Trust VII, another Massachusetts business trust and is governed by its Amended and Restated Declaration of Trust ("Series Trust VII's Declaration of Trust") and by-laws, as amended and restated. The Series Trust I's and the Series Trust VII's Declarations of Trust are substantially similar and their by-laws are identical, to one another. Accordingly, shareholders of the Capital Opportunities Fund will have substantially similar rights they currently have as shareholders of the Capital Opportunities Fund when they become shareholders of the Core Equity Fund. In addition, both the Series Trust I and the Series Trust VII are overseen by the same Board of Trustees.

13.  Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund and for exchanging shares of each Fund for shares of other MFS funds are similar.

Both Funds currently offer Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares. Class A, Class B and Class C shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFS Fund Distributors, Inc. ("MFD") at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all classes.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund's valuation time.

Shares received in connection with the proposed reorganization may be exchanged for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting the shareholder servicing agent, MFS Service Center, Inc., directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

For more information on the principal share characteristics of the Funds, see "Description of Share Classes" and "How to Purchase, Redeem and Exchange Shares" in each Fund's current Prospectus.

14.  How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the Core Equity Fund you are receiving and the procedures for surrendering your certificates of the Capital Opportunities Fund, if you have any. If the reorganization is not approved, the Capital Opportunities Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees may consider other alternatives.

15.  Will the number of shares each shareholder owns change?

Yes, but the total value of the shares of the Core Equity Fund you receive will equal the total value of the shares of the Capital Opportunities Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Core Equity Fund and how do they compare with those for the Capital Opportunities Fund?

Because the Funds share an identical investment objective and similar investment policies, the principal risks of an investment in the Core Equity Fund are similar to the principal risks of an investment in the Capital Opportunities Fund. Each Fund has experienced a similar risk profile over the last five years. As of December 31, 2006, the five-year standard deviation was 11.92% for the Core Equity Fund versus 14.49% for the Capital Opportunities Fund (a higher percentage for standard deviation reflects a higher risk profile). The standard deviation for each Fund's benchmark during this period was: 12.40 for the S&P 500 (Capital Opportunities Fund) and 12.52 for the Russell 3000 Index (Core Equity Fund).

Each Fund is principally subject to the risks described below:

•  Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political and regulatory developments. In the short term, prices can decrease significantly in response to these developments and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war and other geopolitical events, can have a dramatic effect on stock markets.

•  Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political and regulatory conditions that affect a particular type of investment or issuer and changes in general market, economic, political and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

•  Foreign Risk: Investments in securities of foreign companies, securities or companies with significant foreign exposure and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial and other operational risks and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than does the U.S. market.

•  Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

•  Management Risk: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

•  Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

•  Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

•  Leveraging Risk: Certain transactions, including when-issued, delayed-delivery and forward commitment purchases, loans of portfolio securities and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Other Investments. In addition to the Funds' main investment strategies described above, each Fund also may buy and sell the other types of investments. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund's Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, "Risk Return Summary — Principal Risks" and "Certain Investment Policies and Risks — Further Information on Investment Strategies and Risks" in each Fund's current Prospectus, "Investment Strategies, Risks and Restrictions" in Part I of each Fund's current Statement of Additional Information and "Appendix E — Investment Strategies and Risks" and "Appendix F — Investment Restrictions" in Part II of each Fund's current Statement of Additional Information.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Capital Opportunities Fund into the Core Equity Fund and the solicitation of proxies by and on behalf of the Trustees of the Capital Opportunities Fund for use at the Special Meeting of Shareholders of the Capital Opportunities Fund (the "Meeting"). The Meeting is to be held on June 7, 2007, at 2:00 p.m. Eastern time at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116-3741. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about April 17, 2007.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Capital Opportunities Fund's Assistant Secretary at the principal office of the Capital Opportunities Fund, 500 Boylston Street, Boston, Massachusetts 02116-3741) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Capital Opportunities Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Item 1 of the Notice of Meeting) to implement the reorganization of the Capital Opportunities Fund as described below.

As of April 2, 2007, the Capital Opportunities Fund had outstanding 41,767,791.036; 22,895,127.390; 6,691,867.324; 1,309,427.436; 306,044.527; 81,487.700; 6,190.190; 157,828.378; 71,971.527; and 3,900.156 of its Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of beneficial interest, respectively. Only shareholders of record as of the close of business on April 2, 2007 will be entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees of the Capital Opportunities Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Capital Opportunities Fund are being asked to approve or disapprove a reorganization between the Capital Opportunities Fund and the Core Equity Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the "Agreement"), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Capital Opportunities Fund to the Core Equity Fund in exchange for that number of full and fractional Reorganization Shares, equal in total net asset value to the net value of assets transferred to the Core Equity Fund, all as more fully described below under "Information About the Reorganization."

After receipt of the Reorganization Shares, the Capital Opportunities Fund will distribute the shares to its shareholders, each in proportion to their existing shareholdings, in complete liquidation of the Capital Opportunities Fund and the legal existence of the Capital Opportunities Fund under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Capital Opportunities Fund will receive a number of full and fractional Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Capital Opportunities Fund shares of the same class.

On or prior to the "Exchange Date" (as defined below), the Capital Opportunities Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Capital Opportunities Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transaction contemplated by the Agreement will be consummated only if the Agreement is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Capital Opportunities Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Core Equity Fund.

In the event that this proposal is not approved by the shareholders of the Capital Opportunities Fund, the Capital Opportunities Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees may consider such alternatives as may be in the best interests of the Capital Opportunities Fund and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

The Funds' Boards of Trustees, including all Trustees who are not "interested persons" of the Funds, have determined that the reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Capital Opportunities

Fund. The Core Equity Fund and the Capital Opportunities Fund have separate Boards of Trustees comprised of the same individuals.

As discussed above, the Core Equity Fund and the Capital Opportunities Fund have an identical investment objective and substantially similar investment strategies and policies. Each Fund's investment objective is to seek capital appreciation.

In light of the similarity of the Funds, MFS advised the Board of Trustees of each Fund that it believes combining the Funds would be in the best interests of shareholders of both Funds and that the interests of each Fund's existing shareholders will not be diluted as a result of the proposed reorganization. The Board of Trustees, including the Independent Trustees, of the Capital Opportunities Fund believes that the proposed reorganization will be advantageous to the Capital Opportunities Fund's shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.  The similarities and differences, as described above, in the Funds' investment objectives, strategies, and restrictions;

2.  Although past performance is not an indication of future results, the Core Equity Fund generally has a better overall historical performance record than the Capital Opportunities Fund;

3.  The relative risks of investing in either Fund;

4.  The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies, and will create a larger combined fund with the potential for greater prospects for asset growth over time;

5.  Each Fund is permitted to invest in the same type of investments;

6.  All share classes of the Capital Opportunities Fund have a structure that is substantially similar to all corresponding share classes of the Core Equity Fund, including substantially similar shareholder fees and Rule 12b-1 fees;

7.  The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which, no gain or loss will be recognized by the Capital Opportunities Fund or its shareholders for federal income tax purposes as a result of the transaction;

8.  The pro forma total expense ratios for Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Core Equity Fund, are estimated to be less than the total expense ratios for the corresponding share class of the Capital Opportunities Fund, based on expenses incurred for the twelve-month period ended August 31, 2006. In addition, MFS has agreed to observe total expense ratio limits for each of these share classes (which cannot be changed without the Board's approval). The pro forma net expense ratio for Class A shares of the Core Equity Fund, are estimated, taking into account MFS' commitment to observe total expense ratio limits (which cannot be changed without the Board's approval), to be less than the total expense ratios for Class A shares of the Capital Opportunities Fund, based on expenses incurred for the twelve-month period ended August 31, 2006;

9.  The contractual and effective management fees paid to MFS by the Core Equity Fund are lower than the contractual and effective management fees (giving effect to current management fee waivers) paid to MFS by the Capital Opportunities Fund;

10.  Capital Opportunities Fund's expense ratios have increased in recent years, as the Fund's assets have declined;

11.  The combined fund will continue to be managed by MFS, although by a different portfolio manager than currently manages the Capital Opportunities Fund;

12.  The compatibility of the Funds' shareholder service features;

13.  The expected liabilities of each Fund;

14.  The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

15.  The estimated costs that will be borne by MFS in connection with the reorganization, including any estimated decrease in investment advisory fees that will be paid to MFS;

16.  The anticipated portfolio repositioning by the combined fund following the reorganization and associated expenses and potential tax consequences to shareholders;

17.  The combined fund's ability to use the Capital Opportunities Fund's pre-reorganization capital loss carry forwards to offset future realized capital gains may be subject to certain limitations under the federal income tax laws, and that a portion of such benefits may expire unutilized;

18.  The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the Capital Opportunities Fund through the sale of the Fund's portfolio securities and distribution of the cash to its shareholders; and

19.  The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees of the Core Equity Fund considered that the reorganization presents an opportunity for the Core Equity Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities, although the combined fund will bear brokerage commissions and other transaction costs in connection with portfolio repositioning following the merger. The Trustees also considered that the expenses the Core Equity Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Core Equity Fund would realize as a result of the transaction. In addition, the Trustees considered that Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shareholders are expected to benefit from a decrease, and Class A shareholders may ultimately benefit from a decrease, in the combined fund's expenses following the reorganization, with the potential for further expense reductions over time as a result of fixed expenses being spread over a larger asset base (see "Synopsis, question 5" for a discussion of expenses). The Trustees also believe that the Core Equity Fund shareholders could, over time, also benefit from improved diversification as a result of the reorganization.

The Boards of Trustees of both Funds also considered that MFS might benefit from the reorganization. For example, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of each Fund has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes. If a Capital Opportunities Fund shareholder were to redeem his or her shares to invest in another fund, such as the Core Equity Fund, that shareholder would generally recognize gain or loss for federal income tax purposes. Also, if the Capital Opportunities Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the Capital Opportunities Fund's shareholders to exchange their investment in that fund for an investment in the Core Equity Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Core Equity Fund shares they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization. The proposed reorganization will be governed by an Agreement and Plan of Reorganization (the "Agreement"). The Agreement provides that the Core Equity Fund will acquire the assets and liabilities of the Capital Opportunities Fund in exchange for the issuance of shares equal in value to the value of the transferred assets net of assumed liabilities. The Reorganization Shares will be issued on June 22, 2007 (or such other date as may be agreed upon by the parties) following the time as of which the Funds' shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) (the "Exchange Date"). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Capital Opportunities Fund will sell its assets to the Core Equity Fund and in exchange, the Core Equity Fund will assume all liabilities of the Capital Opportunities Fund and deliver to the Capital Opportunities Fund (i) a number of full and fractional Class A shares having an aggregate net asset value equal to the value of assets of the Capital Opportunities Fund attributable to its Class A shares, less the value of the liabilities of the Capital Opportunities Fund assumed by the Core Equity Fund attributable to such Class A shares; (ii) a number of full and fractional Class B shares having an aggregate net asset value equal to the value of assets of the Capital Opportunities Fund attributable to its Class B shares, less the value of the liabilities of the Capital Opportunities Fund assumed by the Core Equity Fund attributable to such Class B shares; (iii) a number of full and fractional Class C shares having an aggregate net asset value equal to the value of assets of the Capital Opportunities Fund attributable to its Class C shares, less the value of the liabilities of the Capital Opportunities Fund assumed by the Core Equity Fund attributable to such Class C shares; (iv) a number of full and fractional Class I shares having an aggregate net asset value equal to the value of assets of the Capital Opportunities Fund attributable to its Class I shares, less the value of the liabilities of the Capital

Opportunities Fund assumed by the Core Equity Fund attributable to such Class I shares; (v) a number of full and fractional Class R shares having an aggregate net asset value equal to the value of assets of the Capital Opportunities Fund attributable to its Class R shares, less the value of the liabilities of the Capital Opportunities Fund assumed by the Core Equity Fund attributable to such Class R shares; (vi) a number of full and fractional Class R1 shares having an aggregate net asset value equal to the value of assets of the Capital Opportunities Fund attributable to its Class R1 shares, less the value of the liabilities of the Capital Opportunities Fund assumed by the Core Equity Fund attributable to such Class R1 shares; (vii) a number of full and fractional Class R2 shares having an aggregate net asset value equal to the value of assets of the Capital Opportunities Fund attributable to its Class R2 shares, less the value of the liabilities of the Capital Opportunities Fund assumed by the Core Equity Fund attributable to such Class R2 shares; (viii) a number of full and fractional Class R3 shares having an aggregate net asset value equal to the value of assets of the Capital Opportunities Fund attributable to its Class R3 shares, less the value of the liabilities of the Capital Opportunities Fund assumed by the Core Equity Fund attributable to such Class R3 shares; (ix) a number of full and fractional Class R4 shares having an aggregate net asset value equal to the value of assets of the Capital Opportunities Fund attributable to its Class R4 shares, less the value of the liabilities of the Capital Opportunities Fund assumed by the Core Equity Fund attributable to such Class R4 shares; and (x) a number of full and fractional Class R5 shares having an aggregate net asset value equal to the value of assets of the Capital Opportunities Fund attributable to its Class R5 shares, less the value of the liabilities of the Capital Opportunities Fund assumed by the Core Equity Fund attributable to such Class R5 shares.

On or as soon after the Exchange Date as is conveniently practicable, the Capital Opportunities Fund will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Capital Opportunities Fund, the full and fractional Reorganization Shares received by the Capital Opportunities Fund, with Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 Reorganization Shares being distributed to holders of Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Capital Opportunities Fund, respectively. As a result of the proposed transaction, each holder of shares of the Capital Opportunities Fund will receive a number of full and fractional corresponding Reorganization Shares equal in aggregate net asset value to the net asset value of the corresponding class of shares of the Capital Opportunities Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Core Equity Fund in the name of such Capital Opportunities Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder. New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The Trustees of each Fund have determined that the interests of each Fund's shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders by the mutual consent of the Capital Opportunities Fund and the Core Equity Fund. In addition, either Fund may at its option terminate the Agreement unilaterally at or prior to the Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Agreement to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Agreement expressed to be precedent to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund) and it reasonably appears that the condition will not or cannot be met.

The fees and expenses for the transaction are estimated to be approximately $415,814. Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Capital Opportunities Fund's shareholders in accordance with the procedures under the Agreement as described above. The Reorganization Shares are Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Core Equity Fund. Investors purchasing Class A shares pay a sales charge at the time of purchase, but the Capital Opportunities Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares.

Class B shares of the Core Equity Fund are sold without a sales charge at the time of purchase, but may be subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on a post-reorganization redemption of Class B Reorganization Shares received by holders of Class B shares of the Capital Opportunities Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Capital Opportunities Fund. Class B shares of the Core Equity Fund are also subject to a maximum Rule 12b-1 fee of 1.00% of the Fund's average daily net assets attributable to Class B shares (consisting of a 0.75% distribution fee and 0.25% service fee). Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. For purposes of determining the conversion date of Class B Reorganization Shares received by holders of Class B shares of the Capital Opportunities Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Capital Opportunities Fund.

Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Declaration of Trust of the Core Equity Fund permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Core Equity Fund's shares are currently divided into ten classes — Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Core Equity Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Core Equity Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Core Equity Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Core Equity Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Core Equity Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Capital Opportunities Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code") and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

(a)  the reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Core Equity Fund and the Capital Opportunities Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)  under Section 361 of the Code, no gain or loss will be recognized by the Capital Opportunities Fund upon the transfer of its assets to the Core Equity Fund in exchange for Reorganization Shares and the assumption by the Core Equity Fund of the Capital Opportunities Fund's liabilities, or upon the distribution of the Reorganization Shares by the Capital Opportunities Fund to its shareholders in liquidation;

(c)  under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Capital Opportunities Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Capital Opportunities Fund;

(d)  under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Capital Opportunities Fund's shareholders receive in exchange for their Capital Opportunities Fund shares will be the same as the aggregate tax basis of the Capital Opportunities Fund shares exchanged therefor;

(e)  under Section 1223(1) of the Code, a Capital Opportunities Fund shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Capital Opportunities Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Capital Opportunities Fund shares as a capital asset;

(f)  under Section 1032 of the Code, no gain or loss will be recognized by the Core Equity Fund upon receipt of the assets transferred to the Core Equity Fund pursuant to the Agreement in exchange for the Reorganization Shares and the assumption by the Core Equity Fund of the liabilities of the Capital Opportunities Fund;

(g)  under Section 362(b) of the Code, the Core Equity Fund's tax basis in the assets that the Core Equity Fund receives from the Capital Opportunities Fund will be the same as the Capital Opportunities Fund's tax basis in such assets immediately prior to such exchange;

(h)  under Section 1223(2) of the Code, the Core Equity Fund's holding periods in such assets will include the Capital Opportunities Fund's holding periods in such assets; and

(i)  under Section 381 of the Code, the Core Equity Fund will succeed to the capital loss carry forwards of the Capital Opportunities Fund, if any, but the use by the Core Equity Fund of any such capital loss carry forwards (and of capital loss carry forwards of the Core Equity Fund) may be subject to limitation under Sections 381, 382, 383 and 384 of the Code.

The opinion will be based on certain factual certifications made by officers of MFS Series Trust VII, on behalf of the Capital Opportunities Fund, and by officers of MFS Series Trust I, on behalf of the Core Equity Fund, and will also be based on customary assumptions. Notwithstanding the above, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. MFS Series Trust VII, on behalf of the Capital Opportunities Fund, and MFS Series Trust I, on behalf of the Core Equity Fund, have agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmation and to the reorganization.

Prior to the Exchange Date, the Capital Opportunities Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Tax Considerations. As of November 30, 2006, Capital Opportunities Fund has total capital loss carry forwards of $2,405,275,981, which carry forwards will expire as of the dates set forth in the first column of the chart below. If the proposed reorganization is approved by shareholders, the stated expiration dates will be accelerated to the dates listed in the second column of the chart below.

Pre-Organization Expiration Date	Post-Organization Expiration Date	Amount
November 30, 2009	November 30, 2008	$734,649,927

November 30, 2010	November 30, 2009	$1,596,472,098

November 30, 2011	November 30, 2010	$74,153,956

Total		$2,405,275,981

Capital loss carry forwards are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the reorganization occurs, the tax attributes of the Core Equity Fund and the Capital Opportunities Fund, including any capital loss carry forwards that could have been used by each Fund to offset its future realized capital gains, will be shared by the surviving combined Fund. Under applicable tax laws, the ability of the Core Equity Fund to use its own capital loss carry forwards to offset future realized capital gains may be subject to an annual limitation if the reorganization occurs and causes the Capital Opportunities Fund to undergo a "change in ownership." Other tax rules would prohibit the use of one Fund's pre-reorganization capital loss carry forwards against the other Fund's "built-in gains" (i.e., net unrealized gains). The effect of these limitations will depend on the amount of losses and "built-in gains" in each Fund at the time of the reorganization. For example, if the reorganization had occurred on October 27, 2006, the combined fund would have had net realized losses (i.e., capital loss carry forwards as of the end of the last fiscal year as adjusted by year-to-date realized gains or losses) of approximately 165% of its net assets available to reduce capital gains, whereas, absent the reorganization, the Capital Opportunities Fund would have net realized losses equal to almost 200% of its net assets available to reduce capital gains. Though the reorganization would not have caused the Capital Opportunities Fund to undergo a change in ownership that would trigger the loss limitation rules, as a result of the spreading of the losses remaining available over a larger asset base, the percentage of the Capital Opportunities Fund's net assets comprising losses available to offset capital gains would have decreased by roughly 35%. In addition, as of October 27, 2006, both Funds had "built-in gains" and therefore, if the reorganization had occurred on that date, the combined Fund would not have been able to use the Capital Opportunities Fund's capital loss carry forwards to offset gains that had already accrued in Core Equity Fund's hands. This prohibition, however, is not likely to have a significantly adverse impact on the combined Fund. The application of these rules may accelerate taxable gain distributions to shareholders of the combined fund.

Capitalization. The following table shows the capitalization of the Funds as of August 31, 2006 and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Capital Opportunities Fund	Core Equity Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net Assets
Class A	$708,200,921	$146,354,701	$(242,964	)(B)	$854,312,658
Class B	$374,046,627	$49,191,974	$(124,236	)(B)	$423,114,365
Class C	$100,299,913	$16,613,264	$(33,812	)(B)	$116,879,365
Class I	$20,939,672	$4,762,609	$(7,247	)(B)	$25,695,034
Class R	$5,937,305	$5,446,248	$(2,651	)(B)	$11,380,902
Class R1	$1,025,070	$440,881	$(385	)(B)	$1,465,566
Class R2	$77,728	$779,880	$(138	)(B)	$857,470
Class R3	$2,228,587	$1,193,191	$(871	)(B)	$3,420,907
Class R4	$611,664	$22,646,378	$(3,486	)(B)	$23,254,556
Class R5	$54,605	$56,012	$(25	)(B)	$110,592

	Capital Opportunities Fund	Core Equity Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Shares outstanding
Class A	50,716,762	8,053,387	38,976,385	(A)	47,029,772
Class B	29,350,567	2,867,404	21,797,589	(A)	24,664,993
Class C	7,911,589	972,226	5,868,924	(A)	6,841,150
Class I	1,478,650	254,469	1,118,572	(A)	1,373,041
Class R	428,925	301,496	328,754	(A)	630,250
Class R1	80,564	25,763	59,911	(A)	85,674
Class R2	6,081	45,332	4,519	(A)	49,851
Class R3	162,076	66,417	124,017	(A)	190,434
Class R4	43,854	1,247,443	33,700	(A)	1,281,143
Class R5	3,900	3,071	2,994	(A)	6,065
Net asset value per share
Class A	$13.96	$18.17			$18.17
Class B	$12.74	$17.16			$17.15
Class C	$12.68	$17.09			$17.08
Class I	$14.16	$18.72			$18.71
Class R	$13.84	$18.06			$18.06
Class R1	$12.72	$17.11			$17.11
Class R2	$12.78	$17.20			$17.20
Class R3	$13.75	$17.97			$17.96
Class R4	$13.95	$18.15			$18.15
Class R5	$14.00	$18.24			$18.23

(A)  If the reorganization had taken place on August 31, 2006, the MFS Capital Opportunities Fund would have received 38,976,385, 21,797,589, 5,868,924, 1,118,572, 328,754, 59,911, 4,519, 124,017, 33,700 and 2,994 shares for Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5, respectively, of the MFS Core Equity Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the MFS Capital Opportunities Fund will receive on the Exchange Date. The foregoing is merely an example of what the MFS Capital Opportunities Fund would have received and distributed had the reorganization been consummated on August 31, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

(B)  Adjustments are the result of reorganization expenditures and will not be borne by pro forma combined fund on a going forward basis.

Unaudited pro forma combined financial statements of the Funds as of August 31, 2006 and for the twelve-month period then ended are included in the Statement of Additional Information relating to the proposed reorganization. Because the Agreement provides that the Core Equity Fund will be the surviving Fund following the reorganization and because the Core Equity Fund's investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Capital Opportunities Fund to the Core Equity Fund as contemplated by the Agreement.

The Trustees of the Capital Opportunities Fund, including the Independent Trustees, unanimously recommend approval of the Agreement.

VOTING INFORMATION

Required Vote. Proxies are being solicited from the Capital Opportunities Fund's shareholders by its Trustees for the Meeting to be held on June 7, 2007 at 2:00 p.m. Eastern time at 500 Boylston St., 24th Floor, Boston, Massachusetts 02116-3741, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement.

The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a "majority of the outstanding voting securities" of the Capital Opportunities Fund entitled to vote. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities.

When shares of the Capital Opportunities Fund are held jointly by two or more persons, any one of them may vote at the Meeting in person or by proxy in respect to such shares. A proxy shall be valid if executed by any one of the joint owners.

Record Date, Quorum and Method of Tabulation. Shareholders of record of the Capital Opportunities Fund at the close of business on April 2, 2007 (the "record date") will be entitled vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the Capital Opportunities Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Capital Opportunities Fund as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention or that reflect "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Capital Opportunities Fund. To the best of the knowledge of the Capital Opportunities Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Capital Opportunities Fund's outstanding shares:

Shareholder Name and Address	Class	Percentage Owned	Pro Forma Percentage Owned*
Merrill Lynch Pierce Fenner & Smith Inc For the sole Benefit of its Customers 4800 Deer Lake Dr E Jacksonville Fl 32246-6484	C	11.01%	9.37%

Citigroup Global Markets Inc Surpas House Account 333 W 34th St New York NY 10001-2402		5.30%	4.40%

Trs of the MFS Pension Plan MFS Investment Management Attn: Mark Leary 500 Boylston St Boston MA 02116-3741	I	25.68%	19.40%

MFS Heritage Trust Company Ttee BICCGENERAL Sav Plan Hourly Assoc. c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		16.42%	12.41%

TRS MFS DEF CONTRIBUTION PLAN MFS Investment Management Attn: Mark Leary 500 Boylston St Boston MA 02116-3741		46.52%	35.15%

Trs MFS 401K Plan MFS Investment Management Attn: Mark Leary 500 Boylston St Boston MA 02116-3741		10.49%	7.93%

R Cohen Ttee Beauty Enterprise Inc 401K Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	R	5.21%	2.58%

H Hayes L Rietzl Ttees Hayes Management Consulting 401K PL c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		5.69%	2.82%

Shareholder Name and Address	Class	Percentage Owned	Pro Forma Percentage Owned*
Carroll, Preston & Stantiale Trs SCS Commodities Corp 401(k) PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		8.57%	4.24%

Marshall Advertising & Design Inc Marshall Advertising & Design PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		5.31%	2.63%

McCarthy, Jenne & Manahan II Ttees Franklin Cnty Home Health Ret Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		5.73%	2.84%

Polep Staffer & Martin Ttees J. Polep Distribution Services 401K c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		6.03%	2.99%

MFS Heritage Trust Co FBO Technology Dynamics Inc Ret Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	R1	19.72%	13.81%

Massachusetts Financial Services Co Attn: Thomas Hastings 9th Fl 500 Boylston Street Boston MA 02116-3741		5.19%	3.64%

MFS Heritage Trust Co FBO Blackstone Valley Office Sys Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		10.54%	7.38%

MFS Heritage Trust Co FBO Anderson Packaging Inc 401K c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		8.58%	6.01%

MFS Heritage Trust Co FBO GITA 401K Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		7.89%	5.53%

Shareholder Name and Address	Class	Percentage Owned	Pro Forma Percentage Owned*
MFS Heritage Trust Co FBO Bedford Mechanical PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		7.66%	5.36%

MFS Heritage Trust Co FBO Diagnostic Cardiology Group 401K c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		6.93%	4.85%

MG Trust Co Cust FBO City of Greensboro 457 Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	R2	26.41%	2.49%

Massachusetts Financial Services Co Attn: Thomas Hastings 9th Fl 500 Boylston Street Boston MA 02116-3741		68.34%	6.43%

MFS Heritage Trust Co FBO Gilsanz Murray & Steficek 401K Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	R3	18.51%	9.49%

MFS Heritage Trust Co FBO Baha Indstr's DBA Open Sys Tech 401 c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		13.05%	6.69%

MFS Heritage Trust Co FBO Poms & Assoc Ins Brokers 401K c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		10.90%	5.59%

MFS Heritage Trust Co FBO Independent Bank 401K PSP SHR c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		7.28%	3.73%

MFS Heritage Trust Co FBO Hergenroeder Rega Sommer LLC Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		5.74%	2.94%

Shareholder Name and Address	Class	Percentage Owned	Pro Forma Percentage Owned*
MFS Heritage Trust Co FBO First Piedmont Federal S&L Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		5.16%	2.65%

MFS Heritage Trust Co FBO D R Dimes & Company Ltd 401K Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		5.08%	2.61%

MFS Heritage Trust Co FBO Hogan Walker LLC 401K Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	R4	51.30%	2.05%

MFS Heritage Trust Co FBO Gasdorf Tool & Machine Co PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		12.81%	0.51%

MFS Heritage Trust Co FBO Andrews & Price 401K PS c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		11.26%	0.45%

MFS Heritage Trust Co FBO West Plains Implement Co 401K Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		6.35%	0.25%

MFS Heritage Trust Co FBO Smith's Machine & Grinding Inc 401 c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		6.16%	0.25%

Massachusetts Financial Services Co Attn: Thomas Hastings 9th Fl 500 Boylston Street Boston MA 02116-3741		5.42%	0.22%

Massachusetts Financial Services Co Attn: Thomas Hastings 9th Fl 500 Boylston Street Boston MA 02116-3741	R5	100.00%	49.65%

*Percentage owned assuming completion of the reorganization on April 2, 2007.

The votes of the shareholders of the Core Equity Fund are not being solicited because their approval or consent is not necessary for this transaction. As of the record date, the officers and Trustees of the Core Equity Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Core Equity Fund. To the best of the knowledge of the Core Equity Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Core Equity Fund:

Shareholder Name and Address	Class	Percentage Owned	Pro Forma Percentage Owned*
Charles Schwab & Co Inc FBO Clearing Customers 101 Montgomery St San Francisco CA 94104-4151	A	8.70%	1.47%

Reliance Trust Company FBO Value City Omnibus 3300 NE Expwy Bldg. 1 Ste. 200 Atlanta GA 30341		12.54%	2.12%

Merrill Lynch Pierce Fenner & Smith Inc For the sole Benefit of its Customers 4800 Deer Lake Dr E Jacksonville Fl 32246-6484	C	11.18%	1.67%

NFS LLC FEBO Citizens Bank & Trust c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	I	80.58%	19.69%

TRS MFS Def Contribution Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		15.59%	3.81%

MFS Heritage Trust Co. Trustee Framingham Ford 401K Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	R	16.84%	8.51%

David Alaimo/Geoffrey Cook Ttees Joseph J Albanese Inc PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		6.35%	3.21%

Marc Margulies Ttee Margulies & Associates Ret. Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		5.86%	2.96%

Shareholder Name and Address	Class	Percentage Owned	Pro Forma Percentage Owned*
MFS Heritage Trust Co. Trustee Whitehall North EE Retirement Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		12.31%	6.22%

Dr. McManus & Dr. Pratt, Trustees McManus & Pratt 401K PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		5.86%	2.97%

Hinnant & Hinnant Trustee's Charkit Chemical Corp. 401K & PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		19.00%	9.60%

MFS Heritage Trust Co FBO Sacco Companies 401(k) Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	R1	18.83%	5.64%

Massachusetts Financial Services Co Attn: Thomas Hastings 9th Fl 500 Boylston Street Boston MA 02116-3741		12.29%	3.68%

MFS Heritage Trust Co FBO William F Walsh Inc 401K Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		17.71%	5.31%

MFS Heritage Trust Co FBO D.H.M. Enterprises Inc 401K PS Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		13.06%	3.92%

MFS Heritage Trust Co FBO First Republic Company 401K Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		11.55%	3.46%

MFS Heritage Trust Co FBO Minuti-Ogle Co Inc 401K Plan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		10.17%	3.05%

Shareholder Name and Address	Class	Percentage Owned	Pro Forma Percentage Owned*
MG Trust Co Cust FBO Tristan Associates c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	R2	81.55%	73.88%

Massachusetts Financial Services Co Attn: Thomas Hastings 9th Fl 500 Boylston Street Boston MA 02116-3741		7.20%	6.52%

MFS Heritage Trust Co FBO Service Motor Co 401K PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	R3	37.88%	18.46%

MFS Heritage Trust Co FBO Fair-Rite Products Corp 401K c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		21.71%	10.58%

MFS Heritage Trust Co FBO Threthewey Bros Inc 401K PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		9.20%	4.49%

MFS Heritage Trust Co FBO ARA Seavey 401K PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		8.23%	4.01%

MFS Heritage Trust Co FBO Valley Cardiology PA PSP c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741		7.91%	3.85%

MFS Heritage Trust Co FBO Pierre Foods Inc 401K Retplan c/o MFS Investment Management 500 Boylston Street Boston MA 02116-3741	R4	7.94%	7.62%

Penfirn Co PO Box 3327 Omaha NE 68103-0327		85.38%	81.97%

Shareholder Name and Address	Class	Percentage Owned	Pro Forma Percentage Owned*
Massachusetts Financial Services Co Attn: Thomas Hastings 9th Fl 500 Boylston Street Boston MA 02116-3741	R5	100.00%	50.35%

*Percentage owned assuming completion of the reorganization on April 2, 2007.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Distributors, Inc. and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Capital Opportunities Fund has retained at its own expense MIS, an ADP company, to aid in the solicitation of instructions for nominee and registered accounts for a fee of approximately $122,000, plus reasonable out-of-pocket expenses for proxy solicitation services, which will be paid by the Capital Opportunities Fund. The Capital Opportunities Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the "control" number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Persons holding shares as nominees will upon request be reimbursed by the Capital Opportunities Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Capital Opportunities Fund or by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Shareholder Proposals. The Capital Opportunities Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by 1940 Act. However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to the Capital Opportunities Fund, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal. The Capital Opportunities Fund pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as Independent Registered Public Accounting Firm to the Capital Opportunities Fund and Ernst & Young LLP serves as Independent Registered Public Accounting Firm to the Core Equity Fund. The audited financial statements of the Capital Opportunities Fund and the Core Equity Fund for the fiscal years ended November 30, 2006 and August 31, 2006, respectively, included in the Funds' respective Statements of Additional Information, have been audited by each Fund's respective Independent Registered Public Accounting Firm, whose reports thereon are included in the respective Funds' Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended November 30, 2006 and August 31, 2006, respectively. The financial statements audited by Deloitte & Touche LLP and Ernst & Young LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Capital Opportunities Fund and the Core Equity Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with these laws, they each file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC's Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Capital Opportunities Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

Legal Proceedings

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFD, MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this matter. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA) and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise the Capital Opportunities Fund, in care of MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

April 17, 2007

MFS CAPITAL OPPORTUNITIES FUND
500 Boylston Street
Boston, MA 02116-3741

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this day of [ ], 2007, by and between MFS Series Trust VII, a Massachusetts business trust ("Trust VII"), on behalf of MFS Capital Opportunities Fund, a segregated portfolio of assets ("series") thereof (the "Acquired Fund"), and MFS Series Trust I, a Massachusetts business trust ("Trust I"), on behalf of MFS Core Equity Fund, a segregated portfolio of assets ("series") thereof (the "Surviving Fund"), each with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116. Each of the Acquired Fund and the Surviving Fund are also referred to herein as a "Fund" and, together, as the "Funds."

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the "Regulations") of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value ("shares"), in the Surviving Fund (the "Reorganization Shares"), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization").

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust VII, acting on behalf of the Acquired Fund, and Trust I acting on behalf of the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to, and shall be enforceable by, Trust VII, acting on behalf of the Acquired Fund and Trust I, acting on behalf of the Surviving Fund, respectively.

The Acquired Fund's shares are divided into ten classes, designated Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the "Class A Acquired Fund Shares," the "Class B Acquired Fund Shares," the "Class C Acquired Fund Shares," the "Class I Acquired Fund Shares," the "Class R Acquired Fund Shares," the "Class R1 Acquired Fund Shares," the "Class R2 Acquired Fund Shares," the "Class R3 Acquired Fund Shares," the "Class R4 Acquired Fund Shares," and the "Class R5 Acquired Fund Shares," respectively, and together, the "Acquired Fund Shares"). The Surviving Fund's shares also are divided into ten classes (the "Surviving Fund Shares"), designated Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the "Class A Reorganization Shares," the "Class B Reorganization Shares," the "Class C Reorganization Shares," the "Class I Reorganization Shares," the "Class R Reorganization Shares," the "Class R1 Reorganization Shares," the "Class R2 Reorganization Shares," the "Class R3 Reorganization Shares," the Class R4 Reorganization Shares, and the "Class R5 Reorganization Shares," respectively, and, together, the "Reorganization Shares.") Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Fund's Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares correspond to the Surviving Fund's Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization

1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund's Treasurer or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.6 hereof (the "Statement of Assets and Liabilities") (collectively, the "Assets"), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities (collectively, the "Liabilities") and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the "Acquired Fund Shareholders"), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing").

1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distribution will be accomplished by the transfer of the Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 Acquired Fund Shares shall be credited with the respective pro rata number of Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 (as applicable) Reorganization Shares due that shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4 The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6 The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2.  Valuation

2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the "Valuation Time"). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in Trust I's Amended and Restated Declaration of Trust ("Trust I's Declaration of Trust") or Master Amended and Restated By-Laws ("Trust I's By-Laws") and the Surviving Fund's then-current prospectus and statement of additional information (collectively, the "Surviving Fund Valuation Procedures"), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in Trust VII's Amended and Restated Declaration of Trust ("Trust VII's Declaration of Trust") or Master Amended and Restated By-Laws ("Trust VII's By-Laws") and the Acquired Fund's then-current prospectus and statement of additional information (collectively, the "Acquired Fund Valuation Procedures"). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund's net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund's Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof)

(the "Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph); (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed); (c) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed); (d) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed); (e) the number of Class R Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R Acquired Fund Shares by the net asset value of a Class R Reorganization Share (as so computed); (f) the number of Class R1 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R1 Acquired Fund Shares by the net asset value of a Class R1 Reorganization Share (as so computed); (g) the number of Class R2 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R2 Acquired Fund Shares by the net asset value of a Class R2 Reorganization Share (as so computed); (h) the number of Class R3 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R3 Acquired Fund Shares by the net asset value of a Class R3 Reorganization Share (as so computed); (i) the number of Class R4 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R4 Acquired Fund Shares by the net asset value of a Class R4 Reorganization Share (as so computed); and (j) the number of Class R5 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R5 Acquired Fund Shares by the net asset value of a Class R5 Reorganization Share (as so computed).

2.3 Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund's Valuation Procedures.

3.  Closing and Closing Date

3.1 The Closing Date shall be June 22, 2007 or such other date on or before September 30, 2007 as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of Trust VII and Trust I, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department's book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of "State Street Bank and Trust Company, Custodian for the MFS Core Equity Fund" or in the name of any successor organization.

3.3 If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before September 30, 2007, this Agreement may be terminated by either Fund upon the giving of written notice to the other.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the "Shareholder List"). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund's account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.  Representations and Warranties

4.1 Trust VII, on behalf of the Acquired Fund, represents and warrants to Trust I, on behalf of the Surviving Fund, as follows:

(a) Trust VII is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Agreement. Neither Trust VII nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust VII, subject to the approval of the shareholders of the Acquired Fund. Trust VII has all necessary federal, state and local authorizations to own all of the properties and assets of Trust VII and to carry on its business as now being conducted;

(b) Trust VII is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate series of Trust VII duly constituted in accordance with the applicable provisions of Trust VII's Declaration of Trust, Trust VII's By-Laws and the laws of The Commonwealth of Massachusetts;

(c) Trust VII is not, and the execution, delivery and performance of this Agreement by Trust VII will not result, in violation of any provision of Trust VII's Declaration of Trust or Trust VII's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust VII or the Acquired Fund is a party or by which Trust VII or the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund's obligations under this Agreement) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to Trust VII or the Acquired Fund (or the Surviving Fund);

(e) Except as otherwise disclosed in writing to and accepted by Trust I, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust VII or the Acquired Fund, threatened against Trust VII or the Acquired Fund or any of its properties or assets. Neither Trust VII nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust VII nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of November 30, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended November 30, 2006 and November 30, 2005 (copies of which have been furnished to the Surviving Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of November 30, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) Since November 30, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Trust I, on behalf of the Surviving Fund. For the purposes of this subparagraph (g), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(h) As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of Trust VII's officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i) For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company," and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning December 1, 2006 and ending on the Closing Date.

The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund's investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund's deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund's investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund's net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on November 30, 2006 and the short taxable year beginning on December 1, 2006 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

(j) The authorized capital of Trust VII consists of an unlimited number of shares, currently divided into one series and, with respect to the Acquired Fund, into ten classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust VII (except as described in the Acquired Fund's current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust VII does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(k) Except as previously disclosed to Trust I, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust VII, on behalf of the Acquired Fund (with the exception of the approval of this Agreement by the Acquired Fund's shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by Trust I's representation and warranty in paragraph 4.2(o) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust VII, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts"), and such as may be required under state securities laws;

(p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(q) The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(r) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2 Trust I, on behalf of the Surviving Fund, represents and warrants to Trust VII, on behalf of the Acquired Fund, as follows:

(a) Trust I is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. Neither

Trust I nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust I on behalf of the Surviving Fund. Trust I has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b) Trust I is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of Trust I duly constituted in accordance with the applicable provisions of Trust I's Declaration of Trust, Trust I's By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Fund, each dated January 1, 2007, as supplemented and updated from time to time (collectively, the "Surviving Fund Prospectus"), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund's representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e) Trust I is not, and the execution, delivery and performance of this Agreement will not result, in violation of Trust I's Declaration of Trust or Trust I's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I or the Surviving Fund is a party or by which Trust I or the Surviving Fund is bound;

(f) Except as otherwise disclosed in writing to and accepted by Trust VII, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust I or the Surviving Fund, threatened against Trust I or the Surviving Fund or any of its properties or assets. Neither Trust I nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust I nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of August 31, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended August 31, 2006 and August 31, 2005 (copies of which have been furnished to the Acquired Fund) have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of August 31, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h) The unaudited statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of February 28, 2007, and the related statement of operations and statement of changes in net assets for the semi-annual period then ended, (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial position of the Surviving Fund as of February 28, 2007, and the results of its operations and changes in net assets for the stated period in accordance with accounting principles generally accepted in the United States of America consistently applied and there are no known actual or contingent liabilities of the Surviving Fund as of the date thereof not disclosed therein;

(i) Since August 31, 2006, there has not been any material adverse change in the Surviving Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(j) As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Surviving Fund, are required to be filed by the Surviving Fund by such date, and all such returns and reports were complete and accurate in all material respects. The Surviving Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(k) For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning September 1, 2006 and ending on the Closing Date.

(l) The authorized capital of Trust I consists of an unlimited number of shares, currently divided into eight series and, with respect to the Surviving Fund, into ten classes at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the

Surviving Fund (except as described in the Surviving Fund's current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust I, on behalf of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(n) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund's current prospectus and statement of additional information);

(o) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(p) Trust I, on behalf of the Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(q) All of the Surviving Fund's issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(s) No consideration other than Reorganization Shares (and the Surviving Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5.  Covenants

5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2 Trust VII will call a meeting of shareholders of the Acquired Fund (the "Meeting") to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 Trust VII covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Trust VII will provide such information as Trust I reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.5 Subject to the provisions of this Agreement, Trust VII and Trust I each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Trust VII will furnish to Trust I on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, Trust VII or its designee will furnish to Trust I, in such form as is reasonably satisfactory to Trust I, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carry forwards and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.7 Trust I, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.8 Trust I, on behalf of the Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Agreement.

5.9 Trust VII agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6.  Conditions Precedent to Obligations of Trust VII on behalf of the Acquired Fund

The obligations of Trust VII to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of Trust I, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 Trust I, on behalf of the Surviving Fund, shall have delivered to Trust VII on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust VII and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Trust I and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as Trust VII shall reasonably request; and

6.3 Trust VII shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company ("MFS"), the Surviving Fund's investment adviser, dated as of the Closing Date, in a form satisfactory to Trust VII, to the effect that:

(a) Trust I is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Surviving Fund is a separate series of Trust I duly constituted in accordance with Trust I's Declaration of Trust and Trust I's By-Laws;

(b) this Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust VII on behalf of the Acquired Fund, is a valid and binding obligation of Trust I and the Surviving Fund enforceable against Trust I and the Surviving Fund in accordance with its terms, except as the same may be limited Trust I and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(c) assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund's current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or Trust I's Declaration of Trust or Trust I's By-Laws;

(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust I's Declaration of Trust or Trust I's By-Laws, or any material provision of any agreement (known to such counsel) to which Trust I or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust I or the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust I or the Surviving Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to Trust I or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h) to the knowledge of such counsel, Trust I is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i) except as may have been previously disclosed by Trust I, on behalf of the Surviving Fund, in writing to Trust VII, on behalf of the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust I or the Surviving Fund or any of their properties or assets, and neither Trust I nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust VII or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust VII, its Board of Trustees and its officers and the Acquired Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust VII may reasonably request.

7.  Conditions Precedent to Obligations of Trust I on behalf of the Surviving Fund

The obligations of Trust I, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust VII, on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Trust VII, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Trust VII, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund's portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Trust VII;

7.3 Trust VII, on behalf of the Acquired Fund, shall have delivered to Trust I on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of Trust VII, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4 Trust I shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Fund's investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a) Trust VII is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Acquired Fund is a separate series of Trust VII duly constituted in accordance with Trust VII's Declaration of Trust and Trust VII's By-Laws;

(b) this Agreement has been duly authorized, executed and delivered by Trust VII and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust I, on behalf of the Surviving Fund, is a valid and binding obligation of Trust VII and the Acquired Fund enforceable against Trust VII and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(c) Trust VII, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund.

(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust VII's Declaration of Trust or Trust VII's By-Laws, or any material provision of any agreement (known to such counsel) to which Trust VII or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust VII or the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust VII of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust VII and the Acquired Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to Trust VII or the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h) assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund's current prospectus and statement of additional information);

(i) to the knowledge of such counsel, Trust VII is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j) except as may have been previously disclosed by Trust VII on behalf of the Acquired Fund, in writing to Trust I, on behalf of the Surviving Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust VII or the Acquired Fund or any of the Acquired Fund's properties or assets, and Trust VII is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of Trust VII and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to Trust VII or the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust I or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust I, its Board of Trustees and its officers, and the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5 The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in Trust I's Declaration of Trust or of investment restrictions disclosed in the Surviving Fund's prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Trust I on behalf of the Surviving Fund and Trust VII on behalf of the Acquired Fund

The obligations of Trust VII hereunder are, at the option of Trust I, and the obligations of Trust I hereunder are, at the option of Trust VII, each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of Trust VII's Declaration of Trust and Trust VII's By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by Trust I, on behalf of the Surviving Fund, or Trust VII on behalf of the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Trust I, on behalf of the Surviving Fund, or Trust VII, on behalf of the Acquired Fund may waive any such conditions for itself, respectively;

8.4 The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Acquired Fund shall have declared to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund's investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund's deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund's investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund's net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on November 30, 2006 and the short taxable year beginning on December 1, 2006 and ending on the Closing Date;

8.6 Trust VII and Trust I shall have received an opinion of Ropes & Gray LLP ("Tax Counsel"), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the "Tax Opinion"). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Agreement. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets of the Acquired Fund in exchange for Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund;

(c) the basis in the hands of the Surviving Fund of the Assets of the Acquired Fund transferred to the Surviving Fund in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(d) the holding periods of the Assets of the Acquired Fund in the hands of the Surviving Fund will include the periods during which such Assets were held by the Acquired Fund;

(e) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's Assets to the Surviving Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation pursuant to this Agreement;

(f) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g) the aggregate basis of the Reorganization Shares that an Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefore;

(h) an Acquired Fund Shareholder's holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefore, provided that he or she held such Acquired Fund shares as capital assets; and

(i) the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Trust I and Trust VII each agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, Trust I and Trust VII may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7 The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund's existing shareholders and, based on such determinations, shall have approved this Agreement and the transactions contemplated thereby.

9.  Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1 Trust I and Trust VII each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

9.3 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a "CDSC"), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Surviving Fund's Class B shares will convert to Class A shares of the Surviving Fund, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4 Trust VII agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing December 1, 2006 and ending on the Closing Date.

9.5 Trust VII, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to Trust I, on behalf of the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended November 30, 2005 and November 30, 2006, and the short taxable year commencing on December 1, 2006 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder's Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10.  Entire Agreement

Trust I and Trust VII agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11.  Termination

11.1 This Agreement may be terminated by the mutual agreement of Trust I and Trust VII. In addition, either party may at its option terminate this Agreement unilaterally at or prior to the Closing Date because of:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of either Trust I or Trust VII, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust VII and Trust I; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by prepaid telegraph,

telecopy or certified mail addressed to Trust I, on behalf of the MFS Core Equity Fund or Trust VII, on behalf the MFS Capital Opportunities Fund (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14.  Miscellaneous

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 A copy of Trust I's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust VII acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder. Trust VII further acknowledges that the assets and liabilities of each series of the Surviving Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.6 A copy of Trust VII's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust I acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust VII in accordance with its proportionate interest hereunder. Trust I further acknowledges that the assets and liabilities of each series of Trust VII are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

14.7 Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer thereof.

MFS SERIES TRUST I, on its behalf and on behalf of MFS CORE EQUITY FUND, one of its series

By:

Susan S. Newton
Assistant Secretary

MFS SERIES TRUST VII, on its behalf and on behalf of MFS CAPITAL OPPORTUNITIES FUND, one of its series

By:

Maria F. Dwyer
President

MVF-PRX-4/07

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of
MFS CAPITAL OPPORTUNITIES FUND,

a series of MFS Series Trust VII

by and exchange for shares of

MFS CORE EQUITY FUND,

a series of MFS Series Trust I

April 17, 2007

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS Core Equity Fund (the “Core Equity Fund”) dated April 16, 2007 relating to the sale of all or substantially all of the assets of the MFS Capital Opportunities Fund (the “Capital Opportunities Fund”) to the Core Equity Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.  This Statement should be read in conjunction with the Prospectus.   Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741, or by calling 1-800-225-2606.

TABLE OF CONTENTS

Additional Information about the Core Equity Fund	B-1
Additional Information about the Capital Opportunities Fund	B-1
Independent Registered Public Accounting Firm and Financial Statements	B-2
Unaudited Pro Forma Financial Statements	B-2

ADDITIONAL INFORMATION ABOUT THE CORE EQUITY FUND

The Core Equity Fund’s Statement of Additional Information dated January 1, 2007, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

ADDITIONAL INFORMATION ABOUT THE CAPITAL OPPORTUNITIES FUND

The Capital Opportunities Fund’s Statement of Additional Information dated April 1, 2007, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP is the Independent Registered Public Accounting Firm for the Core Equity Fund, providing audit services, tax return review, and other consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for Core Equity Fund.

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Capital Opportunities Fund, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings for Capital Opportunities Fund.

The following documents are incorporated by reference into this Statement: (i) the Core Equity Fund’s Annual Report for the fiscal year ended August 31, 2006; and (ii) the Capital Opportunities Fund’s Annual Report for the fiscal year ended November 30, 2006.  The audited annual financial statements for the Core Equity Fund and the Capital Opportunities Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Ernst & Young LLP and Deloitte & Touche LLP, respectively, given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov).  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on August 31, 2006 and the unaudited pro forma combined statement of operations for the twelve months ended August 31, 2006 presents the results of operations of Core Equity Fund as if the combination with Capital Opportunities Fund had been consummated on the first day of the twelve-month period ended August 31, 2006.  The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on the first day of the twelve-month period ended August 31, 2006.  The historical statements have been derived from the Core Equity Fund’s and the Capital Opportunities Fund’s books and records utilized in calculating daily net asset value on August 31, 2006 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Capital Opportunities Fund to the Core Equity Fund in exchange for the assumption by the Core Equity Fund of the stated liabilities of the Capital Opportunities Fund and for a number of the Core Equity Fund’s shares equal in value to the value of the net assets of the Capital Opportunities Fund transferred to the Core Equity Fund.  Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Core Equity Fund for pre-combination periods will not be restated.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Core Equity Fund and the Capital Opportunities Fund incorporated by reference in this Statement of Additional Information.

Portfolio of Investments and Pro Forma Combined Portfolio of Investments (unaudited)

August 31, 2006

Investment Type (Percent of Net Assets)

		MFS		MFS			Pro Forma
		Core Equity Fund		Capital Opportunities Fund		Pro Forma	Combined Fund
Issuer		Shares	Value	Shares	Value	Adjustments	Shares	Value
Stocks (99.1%, 96.7%, and 97.2%, respectively)
	Aerospace
539830109	Lockheed Martin Corp.	47,810	$3,949,106	—	$—		$47,810	$3,949,106
913017109	United Technologies Corp.	38,350	2,404,929	272,090	17,062,764		310,440	19,467,693
			$6,354,035		$17,062,764	$		$23,416,799

	Alcoholic Beverages
238053904	Grupo Modelo S.A. de C.V.,”C”	—	$—	1,289,100	$5,429,840		$1,289,100	$5,429,840

	Apparel Manufacturers
654106103	Nike, Inc., “B”	37,670	$3,042,229	238,620	$19,270,951		$276,290	$22,313,180

	Automotive
412822108	Harley-Davidson, Inc.	6,270	$366,858	—	$—		$6,270	$366,858
478366107	Johnson Controls, Inc.	18,820	1,353,723	—	—		18,820	1,353,723
			$1,720,581		$—	$		$1,720,581

	Biotechnology
031162100	Amgen, Inc. (l)(n)	34,340	$2,332,716	385,470	$26,184,977		$419,810	$28,517,693
372917104	Genzyme Corp. (n)	12,690	840,459	214,781	14,224,946		227,471	15,065,405
444903108	Human Genome Sciences, Inc. (l)(n)	69,490	780,373	—	—		69,490	780,373
45245W109	ImClone Systems, Inc. (l)(n)	23,530	703,547	—	—		23,530	703,547
584699102	MedImmune, Inc. (l)(n)	—	—	208,530	5,763,769		208,530	5,763,769
601073109	Millipore Corp. (l)(n)	12,600	808,668	254,710	16,347,288		267,310	17,155,956
64125K101	Neurochem, Inc. (n)	51,550	917,075	—	—		51,550	917,075
			$6,382,838		$62,520,980	$		$68,903,818

	Broadcasting
40049J206	Grupo Televisa S.A., ADR (l)	—	$—	197,900	$3,768,016		$197,900	$3,768,016
65248E104	News Corp., “A”	137,920	2,624,618	—	—		137,920	2,624,618
92553P201	Viacom, Inc., “B” (l)(n)	69,780	2,533,014	580,519	21,072,840		650,299	23,605,854
			$5,157,632		$24,840,856	$		$29,998,488

	Brokerage & Asset Managers
008252108	Affiliated Managers Group, Inc. (l)(n)	6,990	$646,785	139,990	$12,953,275		$146,980	$13,600,060
167760107	Chicago Mercantile Exchange Holdings, Inc.	2,040	897,600	—	—		2,040	897,600
354613101	Franklin Resources, Inc.	4,880	480,241	146,950	14,461,350		151,830	14,941,591
38141G104	Goldman Sachs Group, Inc.	7,450	1,107,443	—	—		7,450	1,107,443
524901105	Legg Mason, Inc. (l)	25,520	2,328,955	—	—		25,520	2,328,955
57060D108	MarketAxess Holdings, Inc. (l)(n)	89,360	841,771	—	—		89,360	841,771
			$6,302,795		$27,414,625	$		$33,717,420

	Business Services
162813109	CheckFree Corp. (n)	13,610	$487,238	—	$—		$13,610	$487,238
192446102	Cognizant Technology Solutions Corp., “A” (n)	9,680	676,729	—	—		9,680	676,729
319963104	First Data Corp.	16,330	701,700	360,900	15,507,873		377,230	16,209,573
374276103	Getty Images, Inc. (l)(n)	—	—	389,400	17,690,442		389,400	17,690,442
37940X102	Global Payments, Inc.	—	—	36,100	1,373,605		36,100	1,373,605
90385D107	Ultimate Software Group, Inc. (n)	25,530	576,978	—	—		25,530	576,978
			$2,442,645		$34,571,920	$		$37,014,565

	Cable TV
20030N200	Comcast Corp., “Special A” (n)	34,660	$1,209,981	—	$—		$34,660	$1,209,981
278762109	EchoStar Communications Corp., “A” (n)	18,790	596,583	—	—		18,790	596,583
			$1,806,564		$—	$		$1,806,564

	Chemicals
506921907	Bayer AG	—	$—	224,500	$11,124,371		$224,500	$11,124,371
61166W101	Monsanto Co.	66,730	3,165,671	—	—		66,730	3,165,671
			$3,165,671		$11,124,371	$		$14,290,042

	Computer Software
00724F101	Adobe Systems, Inc. (l)(n)	63,430	$2,057,669	226,700	$7,354,148		$290,130	$9,411,817
316869106	FileNet Corp.(n)	30,740	1,074,056	—	—		30,740	1,074,056
68389X105	Oracle Corp.(l)(n)	—	—	1,208,819	18,918,017		1,208,819	18,918,017
79466L302	Salesforce.com, Inc.(l)(n)	71,500	2,465,320	—	—		71,500	2,465,320
871503108	Symantec Corp.(l)(n)	—	—	950,239	17,712,455		950,239	17,712,455
88632Q103	TIBCO Software, Inc.(n)	375,880	2,954,417	—	—		375,880	2,954,417
			$8,551,462		$43,984,620	$		$52,536,082

	Computer Software - Systems
037833100	Apple Computer, Inc. (n)	43,900	$2,978,615	—	$—		$43,900	$2,978,615
24702R101	Dell, Inc.(n)	—	—	1,151,340	25,962,717		1,151,340	25,962,717
428236103	Hewlett-Packard Co.	150,930	5,518,001	—	—		150,930	5,518,001
594901100	MICROS Systems, Inc. (l)(n)	—	—	360,100	17,234,386		360,100	17,234,386
804098101	Satyam Computer Services Ltd., ADR (l)	9,640	367,959	—	—		9,640	367,959
			$8,864,575		$43,197,103	$		$52,061,678

	Construction
151290889	CEMEX S.A. de C.V., ADR (n)	—	$—	163,200	$4,714,848		$163,200	$4,714,848
23331A109	D.R. Horton, Inc.	17,300	379,389	—	—		17,300	379,389
574599106	Masco Corp. (l)	48,960	1,341,994	—	—		48,960	1,341,994
			$1,721,383		$4,714,848	$		$6,436,231

	Consumer Goods & Services
054303102	Avon Products, Inc.	45,440	$1,304,582	—	$—		$45,440	$1,304,582
23335C101	DTS, Inc. (l)(n)	22,050	405,279	—	—		22,050	405,279
278642103	eBay, Inc. (l)(n)	31,140	867,560	835,900	23,288,174		867,040	24,155,734
518439104	Estee Lauder Cos., Inc., “A” (l)	37,390	1,378,195	325,990	12,015,991		363,380	13,394,186
45068B109	ITT Educational Services, Inc. (l)(n)	2,810	185,713	126,910	8,387,482		129,720	8,573,195
249191008	Kimberly-Clark de Mexico S.A. de C.V., “ A”	—	—	1,187,300	4,470,385		1,187,300	4,470,385
611742107	Monster Worldwide, Inc. (n)	15,180	618,433	—	—		15,180	618,433
810186106	Scotts Miracle-Gro Co (l)	58,830	2,524,984	—	—		58,830	2,524,984
863236105	Strayer Education, Inc. (l)	2,540	267,716	136,060	14,340,724		138,600	14,608,440
			$7,552,462		$62,502,756	$		$70,055,218

	Containers
228368106	Crown Holdings, Inc. (n)	44,850	$824,792	—	$—		$44,850	$824,792
690768403	Owens-Illinois, Inc. (l)(n)	—	—	1,546,060	23,438,270		1,546,060	23,438,270
			$824,792		$23,438,270	$		$24,263,062

	Electrical Equipment
553530106	MSC Industrial Direct Co., Inc., “A”	8,000	$314,880	—	$—		$8,000	$314,880
773903109	Rockwell Automation, Inc.	37,980	2,141,312	—	—		37,980	2,141,312
902124106	Tyco International Ltd.	36,460	953,429	1,251,497	32,726,647		1,287,957	33,680,076
			$3,409,621		$32,726,647	$		$36,136,268

	Electronics
038222105	Applied Materials, Inc. (l)	47,430	$800,618	—	$—		$47,430	$800,618
458140100	Intel Corp. (l)	171,560	3,352,282	1,305,960	25,518,458		1,477,520	28,870,740
G5876H105	Marvell Technology Group Ltd. (n)	59,900	1,048,849	—	—		59,900	1,048,849
80004C101	SanDisk Corp. (n)	42,170	2,484,656	—	—		42,170	2,484,656
494281900	Samsung Electronics Co. Ltd., GDR	—	—	18,731	6,368,540		18,731	6,368,540
88164L100	Tessera Technologies, Inc. (l)(n)	52,130	1,715,077	—	—		52,130	1,715,077
922207105	Varian Semiconductor Equipment Associates, Inc. (l)(n)	20,405	720,501	—	—		20,405	720,501
928708106	Volterra Semiconductor Corp. (l)(n)	39,410	594,303	—	—		39,410	594,303
			$10,716,286		$31,886,998	$		$42,603,284

	Energy Independent
037411105	Apache Corp.	14,590	$952,435	—	$—		$14,590	$952,435
20854P109	CONSOL Energy, Inc.	13,680	498,910	—	—		13,680	498,910
25179M103	Devon Energy Corp.	18,210	1,137,943	—	—		18,210	1,137,943
26875P101	EOG Resources, Inc.	19,450	1,260,749	—	—		19,450	1,260,749
674599105	Occidental Petroleum Corp.	12,380	631,256	—	—		12,380	631,256
			$4,481,293		$—	$		$4,481,293

	Energy Integrated
166764100	Chevron Corp.	56,510	$3,639,244	—	$—		$56,510	$3,639,244
30231G102	Exxon Mobil Corp.	121,372	8,213,243	613,370	41,506,748		734,742	49,719,991
42809H107	Hess Corp. (l)	25,670	1,175,173	387,810	17,753,942		413,480	18,929,115
			$13,027,660		$59,260,690	$		$72,288,350

	Food & Beverages
252603105	Diamond Foods, Inc. (l)	78,913	$1,178,171		$		$78,913	$1,178,171
370334104	General Mills, Inc.	19,140	1,037,962	—	—		19,140	1,037,962
712387901	Nestle S.A.	—	—	107,920	37,126,831		107,920	37,126,831
713448108	PepsiCo, Inc.	8,909	581,580	—	—		8,909	581,580
902494103	Tyson Foods, Inc., “A”	41,880	616,892	—	—		41,880	616,892
			$3,414,605		$37,126,831	$		$40,541,436

	Food & Drug Stores
126650100	CVS Corp.	40,100	$1,345,355	—	$—		$40,100	$1,345,355
501044101	Kroger Co.	30,110	716,919	—	—		30,110	716,919
931422109	Walgreen Co.	14,070	695,902	—	—		14,070	695,902
			$2,758,176		$—	$		$2,758,176

	Forest & Paper Products
003924107	Abitibi-Consolidated, Inc. (l)	331,020	$893,754	—	$—		$331,020	$893,754

	Gaming & Lodging
378967103	Global Cash Access Holdings, Inc. (n)	31,650	$488,360	—	$—		$31,650	$488,360
432848109	Hilton Hotels Corp.	13,970	355,816	—	—		13,970	355,816
459902102	International Game Technology	10,300	398,404	—	—		10,300	398,404
517834107	Las Vegas Sands Corp. (n)	4,880	340,673	—	—		4,880	340,673
707569109	Penn National Gaming, Inc. (n)	6,240	206,669	—	—		6,240	206,669
825549108	Shuffle Master, Inc. (l)(n)	11,150	310,304	—	—		11,150	310,304
857689103	Station Casinos, Inc. (l)	8,620	502,115	—	—		8,620	502,115
			$2,602,341		$—	$		$2,602,341

	General Merchandise
500255104	Kohl’s Corp. (n)	28,260	$1,766,533	—	$—		$28,260	$1,766,533
85254C305	Stage Stores, Inc.	36,500	962,140	—	—		36,500	962,140
			$2,728,673		$—	$		$2,728,673

	Health Maintenance Organizations
91324P102	UnitedHealth Group, Inc.	25,840	$1,342,388	—	$—		$25,840	$1,342,388
94973V107	WellPoint, Inc. (n)	23,630	1,829,198	—	—		23,630	1,829,198
			$3,171,586		$—	$		$3,171,586
	Insurance
G0070K103	Ace Ltd.	40,250	$2,167,865	—	$—		$40,250	$2,167,865
001055102	AFLAC, Inc.	22,420	1,010,469	—	—		22,420	1,010,469
084670207	Berkshire Hathaway, Inc., “B” (l)(n)	—	—	7,190	23,033,165		7,190	23,033,165
171232101	Chubb Corp.	35,060	1,758,610	—	—		35,060	1,758,610
G30397106	Endurance Specialty Holdings Ltd.	34,320	1,107,506	—	—		34,320	1,107,506
37247D106	Genworth Financial, Inc., “A”	42,620	1,467,407	—	—		42,620	1,467,407
59156R108	MetLife, Inc.	30,220	1,663,007	—	—		30,220	1,663,007
792860108	St. Paul Travelers Cos., Inc.	44,030	1,932,917	543,970	23,880,283		588,000	25,813,200
			$11,107,781		$46,913,448	$		$58,021,229

	Internet
12613R104	CNET Networks, Inc. (l)(n)	71,080	$670,284	—	$—		$71,080	$670,284
38259P508	Google, Inc., “A” (n)	3,370	1,275,646	—	—		3,370	1,275,646
984332106	Yahoo!, Inc. (l)(n)	21,270	613,001	602,070	17,351,657		623,340	17,964,658
			$2,558,931		$17,351,657	$		$19,910,588
	Leisure & Toys
285512109	Electronic Arts, Inc. (n)	9,560	$487,273	—	$—		$9,560	$487,273
872443403	THQ, Inc. (l)(n)	15,680	404,544	—	—		15,680	404,544
			$891,817		$—	$		$891,817

	Machinery & Tools
244199105	Deere & Co.	32,330	$2,524,973	—	$—		$32,330	$2,524,973
278058102	Eaton Corp.	18,710	1,244,215	—	—		18,710	1,244,215
365558105	Gardner Denver, Inc. (n)	17,030	612,569	—	—		17,030	612,569
			$4,381,757		$—	$		$4,381,757

	Major Banks
060505104	Bank of America Corp.	107,524	$5,534,260	468,106	$24,093,416		$575,630	$29,627,676
064057102	Bank of New York Co., Inc.	81,890	2,763,788	—	—		81,890	2,763,788
693475105	PNC Financial Services Group, Inc.	34,210	2,421,726	140,270	9,929,713		174,480	12,351,439
867914103	SunTrust Banks, Inc.	19,850	1,516,540	—	—		19,850	1,516,540
			$12,236,314		$34,023,129	$		$46,259,443

	Medical & Health Technology & Services
019615103	Allion Healthcare, Inc. (l)(n)	138,610	$602,953	—	$—		$138,610	602,953
001712108	AMICAS, Inc. (l)(n)	104,910	339,908	—	—		104,910	339,908
14149Y108	Cardinal Health, Inc.	9,180	618,916	—	—		9,180	618,916
141705103	Caremark Rx, Inc.	17,250	999,465	—	—		17,250	999,465
421906108	Healthcare Services Group, Inc. (l)	37,680	854,959	—	—		37,680	854,959
58155Q103	McKesson Corp.	6,700	340,360	—	—		6,700	$340,360
			$3,756,561		$—	$		3,756,561

	Medical Equipment
00763M108	Advanced Medical Optics, Inc. (l)(n)	9,530	$458,869	385,590	$18,566,158		$395,120	$19,025,027
045235108	Aspect Medical Systems, Inc. (l)(n)	35,350	682,962	—	—		35,350	682,962
071813109	Baxter International, Inc.	22,840	1,013,639	—	—		22,840	1,013,639
101137107	Boston Scientific Corp. (n)	44,460	775,382	—	—		44,460	775,382
585055106	Medtronic, Inc. (l)	11,080	519,652	472,050	22,139,145		483,130	22,658,797
790849103	St. Jude Medical, Inc. (l)(n)	21,450	780,995	331,200	12,058,992		352,650	12,839,987
885175307	Thoratec Corp. (n)	55,120	808,059	—	—		55,120	808,059
92276H106	Ventana Medical Systems, Inc. (l)(n)	—	—	174,052	8,117,785		174,052	8,117,785
98956P102	Zimmer Holdings, Inc. (l)(n)	—	—	108,900	7,405,200		108,900	7,405,200
			$5,039,558		$68,287,280	$		$73,326,838

	Metals & Mining
088606108	BHP Billiton Ltd., ADR (l)	—	$—	425,150	$17,898,815		$425,150	$17,898,815
005665906	BHP Billiton PLC	90,030	1,716,696	—	—		90,030	1,716,696
457983104	Inmet Mining Corp.	11,070	465,989	—	—		11,070	465,989
			$2,182,685		$17,898,815	$		$20,081,500

	Natural Gas - Pipeline
969457100	Williams Cos., Inc.	87,150	$2,146,505		$—		$87,150	$2,146,505

	Network & Telecom
17275R102	Cisco Systems, Inc. (n)	83,860	$1,844,081	1,190,040	$26,168,980		$1,273,900	$28,013,061
48203R104	Juniper Networks, Inc. (l)(n)	121,800	1,786,806	1,281,780	18,803,713		1,403,580	20,590,519
653656108	NICE Systems Ltd., ADR (n)	38,750	967,200	698,344	17,430,666		737,094	18,397,866
656568102	Nortel Networks Corp. (n)	441,950	923,675	—	—	#	441,950	923,675
B08TZQ903	TomTom N.V. (l)(n)	—	—	153,320	6,255,425		153,320	6,255,425
			$5,521,762		$68,658,784	$		$74,180,546

	Oil Services
13342B105	Cameron International Corp. (n)	7,150	$342,556	—	$—		$7,150	$342,556
261608103	Dresser-Rand Group, Inc. (1)(n)	33,590	686,915	—	—		33,590	686,915
G3930E101	GlobalSantaFe Corp. (l)	18,140	892,851	344,012	16,932,271		362,152	17,825,122
637071101	National-Oilwell Varco, Inc. (l)(n)	6,140	400,942	124,520	8,131,156		130,660	8,532,098
G65422100	Noble Corp. (l)	9,130	597,011	186,620	12,203,082		195,750	12,800,093
			$2,920,275		$37,266,509	$		$40,186,784

	Other Banks & Diversified Financials
025816109	American Express Co. (l)	62,930	$3,306,342	322,370	$16,937,320		$385,300	$20,243,662
200519106	Commerce Bancorp, Inc. (l)	49,830	1,659,837	499,150	16,626,687		548,980	18,286,524
222372104	Countrywide Financial Corp.	92,890	3,139,682	—	—		92,890	3,139,682
313586109	Fannie Mae	36,940	1,944,891	—	—		36,940	1,944,891
461915100	Investors Financial Services Corp. (l)	53,790	2,493,704	330,154	15,305,939		383,944	17,799,643
46625H100	JPMorgan Chase & Co.	36,100	1,648,326	511,680	23,363,309		547,780	25,011,635
649445103	New York Community Bancorp, Inc. (l)	—	—	829,100	13,605,531		829,100	13,605,531
78442P106	SLM Corp. (l)	61,440	2,981,683	267,370	12,975,466		328,810	15,957,149
			$17,174,465		$98,814,252	$		$115,988,717

	Personal Computers & Peripherals
67020Y100	Nuance Communications, Inc. (l)(n)	46,850	$367,772		$—	$	46,850	$367,772

	Pharmaceuticals
018490102	Allergan, Inc.	16,180	$1,853,581	—	$—	$	16,180	$1,853,581
532457108	Eli Lilly & Co. (l)	49,330	2,759,027	183,930	10,287,205		233,260	13,046,232
29264F205	Endo Pharmaceuticals Holdings, Inc. (l)(n)	19,480	643,424	329,700	10,889,991		349,180	11,533,415
478160104	Johnson & Johnson (l)	59,730	3,862,142	598,830	38,720,348		658,560	42,582,490
584690309	Medicis Pharmaceutical Corp., “A” (l)	12,310	360,560	—	—		12,310	360,560
589331107	Merck & Co., Inc.	64,310	2,607,771	—	—		64,310	2,607,771
983024100	Wyeth (l)	40,280	1,961,636	688,059	33,508,473		728,339	35,470,109
			$14,048,141		$93,406,017	$		$107,454,158

	Printing & Publishing
650111107	New York Times Co., “A” (l)	63,990	$1,441,055		$—	$	63,990	$1,441,055

	Railroad & Shipping
12189T104	Burlington Northern Santa Fe Corp.	16,170	$1,082,581	—	$—	$	16,170	$1,082,581
655844108	Norfolk Southern Corp.	11,230	479,858	—	—		11,230	479,858
			$1,562,439		$—	$		$1,562,439

	Real Estate
05564E106	BRE Properties, Inc., “A”, REIT	16,990	$1,003,939	—	$—	$	16,990	$1,003,939
294741103	Equity Office Properties Trust, REIT	32,400	1,201,716	—	—		32,400	1,201,716
559775101	Maguire Properties, Inc., REIT	33,310	1,329,402	—	—		33,310	1,329,402
828806109	Simon Property Group, Inc., REIT	14,290	1,211,649	—	—		14,290	1,211,649
876664103	Taubman Centers, Inc., REIT	29,600	1,192,584	—	—		29,600	1,192,584
			$5,939,290		$—	$		$5,939,290

	Restaurants
037899101	Applebee’s International, Inc.	16,600	$344,450	—	$—	$	16,600	$344,450
75689M101	Red Robin Gourmet Burgers, Inc. (l)(n)	12,620	532,690	—	—		12,620	532,690
882681109	Texas Roadhouse, Inc., “A” (l)(n)	41,430	500,474	—	—		41,430	500,474
988498101	YUM! Brands, Inc.	16,470	805,054	—	—		16,470	805,054
			$2,182,668		$—	$		$2,182,668

	Specialty Chemicals
629428103	NuCO2, Inc. (l)(n)	59,230	$1,614,018	—	$—	$	59,230	$1,614,018
74005P104	Praxair, Inc. (l)	79,260	4,550,317	216,130	12,408,023		295,390	16,958,340
			$6,164,335		$12,408,023	$		$18,572,358

	Specialty Stores
00751Y106	Advance Auto Parts, Inc.	29,240	$880,709	596,100	$17,954,532	$	625,340	$18,835,241
007865108	Aeropostale, Inc. (n)	40,880	1,038,352	—	—		40,880	1,038,352
143130102	CarMax, Inc. (l)(n)	—	—	518,580	19,545,280		518,580	19,545,280
168615102	Chico’s FAS, Inc. (n)	23,530	433,893	—	—		23,530	433,893
437076102	Home Depot, Inc.	59,350	2,035,111	—	—		59,350	2,035,111
716768106	PetSmart, Inc. (l)	36,280	910,628	693,450	17,405,595		729,730	18,316,223
917047102	Urban Outfitters, Inc. (l)(n)	20,190	316,781	916,380	14,378,002		936,570	14,694,783
969904101	Williams-Sonoma, Inc.	12,760	375,910	—	—		12,760	375,910
			$5,991,384		$69,283,409	$		$75,274,793

	Telecommunications - Wireless
37944Q103	Global Signal, Inc., REIT	6,900	$331,200	—	$—	$	6,900	$331,200
775109960	Rogers Communications, Inc., “B”	32,020	1,652,234	—	—		32,020	1,652,234
			$1,983,434		$—	$		$1,983,434
	Telephone Services
00206R102	AT&T, Inc.	76,730	$2,388,605	—	$—	$	76,730	$2,388,605
29078E105	Embarq Corp.	8,021	378,190	—	—		8,021	378,190
852061100	Sprint Nextel Corp.	44,530	753,448	—	—		44,530	753,448
87971M954	TELUS Corp. (non-voting shares)	50,580	2,412,125	—	—		50,580	2,412,125
			$5,932,368		$—	$		$5,932,368

	Tobacco
02209S103	Altria Group, Inc.	94,400	$7,885,232	348,130	$29,079,299		$442,530	$36,964,531

	Trucking
31428X106	FedEx Corp. (l)	11,020	$1,113,351	62,240	$6,288,107		$73,260	$7,401,458
G87210103	UTi Worldwide, Inc.	62,130	1,432,096	—	—		62,130	1,432,096
			$2,545,447		$6,288,107	$		$8,833,554

	Utilities - Electric Power
210371100	Constellation Energy Group, Inc. (l)	—	$—	238,800	$14,349,492		$238,800	$14,349,492
25746U109	Dominion Resources, Inc.	13,320	1,064,135	—	—		13,320	1,064,135
26441C105	Duke Energy Corp.	39,380	1,181,400	—	—		39,380	1,181,400
281020107	Edison International	15,020	655,473	—	—		15,020	655,473
30161N101	Exelon Corp.	24,490	1,493,400	—	—		24,490	1,493,400
302571104	FPL Group, Inc.	31,550	1,402,398	—	—		31,550	1,402,398
629377508	NRG Energy, Inc. (l)(n)	25,710	1,301,954	373,980	18,938,347		399,690	20,240,301
873168108	TXU Corp.	16,650	1,102,397	—	—		16,650	1,102,397
			$8,201,157		$33,287,839	$		$41,488,996

	Total Stocks (Identified Cost, $232,696,967, $1,160,142,787 and 1,392,839,754, respectively)		$245,256,792		$1,174,041,638	$		$1,419,298,430

	Par Amount	Value	Par Amount	Value		Par Amount	Value
Short Term Obligation (–, 1.9%, and 1.6%, respectively)
General Electric Capital Corp., 5.27%, due 09/01/06, at Amortized Cost and Value (y)	$—	$—	$23,429,000	$23,429,000	$	$23,429,000	$23,429,000

Collateral for Securities Loaned (11.3%, 17.9%, and 16.8%, respectively)
Issuer
Morgan Stanley Repurchase Agreement, 5.33%, dated 8/31/06, due 9/01/06, total to be received $6,747,485 (secured by various U.S. Treasury and Federal Agency obligations in an individually traded account), at Cost	$—	$—	$6,746,485	$6,746,485	$	$6,746,485	$6,746,485

	Shares						Shares

Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	27,899,818	27,899,818	210,692,039	210,692,039			$238,591,857	$238,591,857

Total Collateral for Securities Loaned		$27,899,818		$217,438,524	$			245,338,342

Total Investments (Identified Cost, $260,596,785, $1,401,010,310, and $1,661,607,095 respectively)		$273,156,610		$1,414,909,162	$			$1,688,065,772

Other Assets, Less Liabilities (-10.4%, -16.5%, and -15.6%, respectively)		(25,671,472)		(201,025,967)	(876,917	)(a)		(227,574,356)

Net Assets (100%, 100%, and 100%, respectively)		$247,485,138		$1,213,883,195	$(876,917)			$1,460,491,416

(a)

Pro forma adjustment includes reorganization expenditures which will not be borne by the pro forma combined fund on a going-forward basis and a reduction related to the termination of the MFS Capital Opportunities Fund’s 529 classes.

(l)	All or a portion of this security is on loan.
(n)	Non-income producing security.
(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

REIT	Real Estate Investment Trust

Note:

As of the date of the Pro Forma Combined Schedule of Investments, the securities held by the acquired fund are consistent with the investment objectives, strategies and policies of the acquiring fund. However, it is anticipated certain portfolio securities received from the acquired fund in the reorganization will subsequently be sold by the acquiring fund. Any such transactions are not reflected in these pro forma financial statements.

See notes to financial statements.

Pro Forma Combined Statement of Assets and Liabilities (unaudited)

August 31, 2006

	MFS	MFS	Pro Forma		Pro Forma
	Core Equity Fund	Capital Opportunities Fund	Adjustments		Combined Fund
Assets:
Investments:
Unaffiliated issuers, at identified cost	$260,596,785	$1,401,010,310	$—		$1,661,607,095
Unrealized appreciation (depreciation)	12,559,825	13,898,852	—		26,458,677
Total investments, at value (including securities loaned of $27,144,092, $212,115,897, and $239,259,989, respectively)	$273,156,610	$1,414,909,162	$—		$1,688,065,772
Cash	—	147	—		147
Receivable for investments sold	4,958,122	28,219,311	—		33,177,433
Receivable for fund shares sold	131,114	283,698	—		414,812
Interest and dividends receivable	392,545	1,315,603	—		1,708,148
Other assets	1,471	8,564	—		10,035
Total assets	$278,639,862	$1,444,736,485	$—		$1,723,376,347
Liabilities:
Payable to custodian	$245,714	$—	$—		$245,714
Payable for investments purchased	2,376,305	8,893,378	—		11,269,683
Payable for fund shares reacquired	447,817	3,426,463	461,103	(A)	4,335,383
Collateral for securities loaned, at value	27,899,818	217,438,524	—		245,338,342
Payable to affiliates-			—		—
Management fee	8,818	43,910	—		52,728
Shareholder servicing costs	31,841	512,284	—		544,125
Distribution and service fees	6,948	36,004	—		42,952
Administrative services fee	285	1,200	—		1,485
Program manager fee	—	6	—		6
Retirement plan administration and services fees	215	44	—		259
Payable for independent trustees’ compensation	35,862	—	—		35,862
Accrued expenses and other liabilities	101,101	501,477	—		602,578
Estimated reorganization costs	—	—	415,814	(C)	415,814
Total liabilities	$31,154,724	$230,853,290	$876,917		$262,884,931
Net assets	$247,485,138	$1,213,883,195	$(876,917)		$1,460,491,416

Net assets consist of:
Paid-in capital	$219,926,729	$3,648,224,701	$(461,103	)(A)	$3,867,690,327
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,559,864	13,900,912	—		26,460,776
Accumulated net realized gain (loss) on investments and foreign currency transactions	15,034,346	(2,444,507,873)	—		(2,429,473,527)
Accumulated net investment loss	(35,801)	(3,734,545)	(415,814	)(C)	(4,186,160)
Total	$247,485,138	$1,213,883,195	$(876,917)		$1,460,491,416

Shares of beneficial interest outstanding	13,837,008	90,217,939	68,307,363		82,144,371

Net assets:
Class A shares	$146,354,701	$708,200,921	$(242,964	)(C)	$854,312,658
Class B shares	49,191,974	374,046,627	(124,236	)(C)	423,114,365
Class C shares	16,613,264	100,299,913	(33,812	)(C)	116,879,365
Class I shares	4,762,609	20,939,672	(7,247	)(C)	25,695,034
Class R shares	5,446,248	5,937,305	(2,651	)(C)	11,380,902
Class R1 shares	440,881	1,025,070	(385	)(C)	1,465,566
Class R2 shares	779,880	77,728	(138	)(C)	857,470
Class R3 shares	1,193,191	2,228,587	(871	)(C)	3,420,907
Class R4 shares	22,646,378	611,664	(3,486	)(C)	23,254,556
Class R5 shares	56,012	54,605	(25	)(C)	110,592
Class 529A shares	—	233,729	(233,729	)(A)	—
Class 529B shares	—	168,126	(168,126	)(A)	—
Class 529C shares	—	59,248	(59,248	)(A)	—

Total	$247,485,138	$1,213,883,195	$(876,917)		$1,460,491,416

Shares outstanding:
Class A shares	8,053,387	50,716,762	38,976,385	(B)	47,029,772
Class B shares	2,867,404	29,350,567	21,797,589	(B)	24,664,993
Class C shares	972,226	7,911,589	5,868,924	(B)	6,841,150
Class I shares	254,469	1,478,650	1,118,572	(B)	1,373,041
Class R shares	301,496	428,925	328,754	(B)	630,250
Class R1 shares	25,763	80,564	59,911	(B)	85,674
Class R2 shares	45,332	6,081	4,519	(B)	49,851
Class R3 shares	66,417	162,076	124,017	(B)	190,434
Class R4 shares	1,247,443	43,854	33,700	(B)	1,281,143
Class R5 shares	3,071	3,900	2,994	(B)	6,065
Class 529A shares	—	16,935	(16,935	)(A)	—
Class 529B shares	—	13,316	(13,316	)(A)	—
Class 529C shares	—	4,720	(4,720	)(A)	—

Total	13,837,008	90,217,939	68,280,394		82,152,373

Net asset value
Class A shares	$18.17	$13.96			$18.17
Class B shares	$17.16	$12.74			$17.15
Class C shares	$17.09	$12.68			$17.08
Class I shares	$18.72	$14.16			$18.71
Class R shares	$18.06	$13.84			$18.06
Class R1 shares	$17.11	$12.72			$17.11
Class R2 shares	$17.20	$12.78			$17.20
Class R3 shares	$17.97	$13.75			$17.96
Class R4 shares	$18.15	$13.95			$18.15
Class R5 shares	$18.24	$14.00			$18.23
Class 529A shares	$—	$13.80			—
Class 529B shares	$—	$12.63			—
Class 529C shares	$—	$12.55			—

(A)	Classes 529A, 529B, and 529C of MFS Capital Opportunities Fund terminated prior to the reorganization.

(B)

If the reorganization had taken place on August 31, 2006, the MFS Capital Opportunities Fund would have received 38,976,385, 21,797,589, 5,868,924, 1,118,572, 328,754, 59,911, 4,519, 124,017, 33,700 and 2,994 shares for Class A, Class B, Class C, Class I, Class R, Class R1, Class R2 Class R3, Class R4, and Class R5, respectively, of the MFS Core Equity Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the MFS Capital Opportunities Fund will receive on the Exchange Date. The foregoing is merely an example of what the MFS Capital Opportunities Fund would have received and distributed had the reorganization been consummated on August 31, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

(C)	Adjustments are the result of reorganization expenditures and will not be borne by pro forma combined fund on a going forward basis.

Pro Forma Combined Statement of Operations (Unaudited)

For the year ended August 31, 2006

	MFS	MFS	Pro Forma		Pro Forma
	Core Equity Fund	Capital Opportunities Fund	Adjustments		Combined Fund
Net investment income (loss):
Income-
Dividends	$3,624,916	$16,572,793	$—		$20,197,709
Interest	146,294	1,205,257	—		1,351,551
Foreign taxes withheld	(10,603)	(156,682)	—		(167,285)
Total investment income	$3,760,607	$17,621,368	$—		$21,381,975

Expenses -
Management fee	$1,618,769	$11,029,871	$(2,690,247	)(B)	$9,958,393
Independent trustees’ compensation	11,355	68,603	(11,355	)(A)	68,603
Shareholder servicing costs	440,113	3,409,628	—		3,849,741
Distribution and service fees	1,376,576	7,977,633	853,834	(C)	10,208,043
Program manager fees	—	1,091	(1,091	)(D)	—
Administrative services fees	42,393	208,818	(11,624	)(E)	239,587
Retirement plan administration and services fees	17,503	9,535	(4,924)		22,114
Custodian fee	106,915	424,052	(175,000	)(A)	355,967
Shareholder communications	54,664	273,511	(25,131	)(A)	303,044
Auditing fees	48,614	46,997	(46,997	)(A)	48,614
Legal fees	7,160	33,707	(5,000	)(A)	35,867
Miscellaneous	195,873	335,426	(80,000	)(A)	451,299
Total expenses	$3,919,935	$23,818,872	$(2,197,535)		$25,541,272
Fees paid indirectly	(20,067)	(130,221)	4,981	(F)	(145,307)
Reduction of expenses by investment adviser	(3,362)	(1,326,504)	1,328,508	(B)	(1,358)
Net expenses	$3,896,506	$22,362,147	$(864,046)		$25,394,607
Net investment loss	$(135,899)	$(4,740,779)	$864,046		$(4,012,632)

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis) -
Investment transactions	$22,222,083	$203,456,535	$—		$225,678,618
Foreign currency transactions	(11,290)	(72,425)	—		(83,715)
Net realized gain (loss) on investments and foreign currency transactions	$22,210,793	$203,384,110	$—		$225,594,903

Change in unrealized appreciation (depreciation) -
Investments	$(8,617,425)	$(131,068,345)	$—		$(139,685,770)
Translation of assets and liabilities in foreign currencies	(67)	2,060	—		1,993
Net unrealized gain (loss) on investments and foreign currency translation	$(8,617,492)	$(131,066,285)	$—		$(139,683,777)
Net realized and unrealized gain (loss) on investments and foreign currency	$13,593,301	$72,317,825	$—		$85,911,126
Change in net assets from operations	$13,457,402	$67,577,046	$864,046		$81,898,494

(A)	Expenditures are reduced as a result of the elimination of duplicative functions.
(B)	Expenditures are adjusted to reflect the application of management fee rates in effect for the pro forma combined fund.
(C)	Expenditures are adjusted to reflect the application of distribution and service fee rates in effect for the pro forma combined fund.
(D)	Expenditures are reduced to reflect the termination of Classes 529A, 529B, and 529C.
(E)	Expenditures are adjusted to reflect the application of the current administrative services fee in effect for the pro forma combined fund.
(F)	Expenditures are adjusted to reflect the termination of the commission recapture agreement.

See Notes to Financial Statements

MFS Capital Opportunities Fund and

MFS Core Equity Fund

Notes to Pro Forma Combined Financial Statements

August 31, 2006

(Unaudited)

(1) Description of the Fund

MFS Core Equity Fund, (the Acquiring Fund) is a series of MFS Series Trust I (the trust).  The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Acquiring Fund consists of 10 classes of shares: Classes A, B, C, I, R, R1, R2, R3, R4, and R5.  All shareholders bear the common expenses of the fund based on the daily net assets of each class, without distinction between share classes.  Dividends are declared separately for each class.  Differences in per share dividend rates are generally due to differences in separate class expenses.

(2) Basis for the Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of MFS Capital Opportunities Fund (the Target Fund) into the Acquiring Fund, (Acquiring Fund and Target Fund combined are referred to herein as the fund), as if such reorganization had taken place as of August 31, 2006, the annual period of the Acquiring Fund.  The following notes refer to the accompanying pro forma financial statements as if the reorganization of the Target Fund with and into the Acquiring Fund had taken place as of August 31, 2006 at the respective net asset value on that date.  The Acquiring Fund will be the accounting survivor, based upon an analysis of factors including surviving fund portfolio manager, investment objectives and policies, expense ratio structures and portfolio composition and size.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included in their respective annual reports dated August 31, 2006 and November 30, 2006.

(3) Accounting Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liablilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4) Portfolio Valuation

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

(5) Reorganization Costs

Costs associated with the reorganization will be borne directly by the Target Fund and the Acquiring Fund. Theses costs are estimated at $415,814, of which $379,814 and $36,000 will be borne by the Target Fund and Acquiring Fund, respectively.

(6) Capital Shares

The pro forma combined shares of beneficial interest outstanding represent those shares that would have been outstanding on August 31, 2006, had the acquisition taken place on August 31, 2006.  In exchange for the net assets of the Target Fund each class of shares

2

of the Acquiring Fund would have been issued based upon the per share net asset value as follows:

	Class A	Class B	Class C	Class I
Net assets – Target Fund	$708,200,921	$374,046,627	$100,299,913	$20,939,672
Shares – Acquiring Fund	38,976,385	21,797,589	5,868,924	1,118,572
Net asset value – Acquiring Fund	$18.17	$17.16	$17.09	$18.72

	Class R	Class R1	Class R2	Class R3
Net assets – Target Fund	$5,937,305	$1,025,070	$77,728	$2,228,587
Shares – Acquiring Fund	328,754	59,911	4,519	124,017
Net asset value – Acquiring Fund	$18.06	$17.11	$17.20	$17.97

	Class R4	Class R5
Net assets – Target Fund	$611,664	$54,605
Shares – Acquiring Fund	33,700	2,994
Net asset value – Acquiring Fund	$18.15	$18.24

(7) Federal Income Taxes

The fund’s policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments.  Accordingly, no provision for federal income or excise tax is provided.  Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Target Fund and the Acquiring Fund should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Acquiring Fund is limited by the Internal Revenue Code.

3

MFS ®

INVESTMENT MANAGEMENT

VOTE TODAY BY MAIL,

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-888-221-0697

OR LOG ON TO WWW.PROXYWEB.COM

999 999 999 999 99	THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES
OF THE FUND

MFS CAPITAL OPPORTUNITIES FUND	PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JUNE 7, 2007

The undersigned hereby appoints Mark N. Polebaum, Susan S. Newton, Tracy A. Atkinson, Christopher R. Bohane, Timothy M. Fagan, Susan A. Pereira and Brian E. Langenfeld, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of MFS Capital Opportunities Fund, on Thursday, June 7, 2007, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.  The Trustees recommend a vote for the proposal on the reverse side.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

DATE:

Shareholder sign here	(Sign in the Box)

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW

1.               Approval of the Agreement and Plan of Reorganization providing for the transfer of the assets of MFS Capital Opportunities Fund to MFS Core Equity Fund, in exchange solely for shares of beneficial interest in MFS Core Equity Fund and the assumption by MFS Core Equity Fund of the liabilities of MFS Capital Opportunities Fund, the distribution of the MFS Core Equity Fund shares to the shareholders of MFS Capital Opportunities Fund in liquidation of MFS Capital Opportunities Fund, and the termination of MFS Capital Opportunities Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.